UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Analytical Surveys, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ANALYTICAL SURVEYS, INC.
8610 North New Braunfels, Suite 205
San Antonio, Texas 78217

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held ________, 2007

To the Shareholders of Analytical Surveys, Inc.:

Notice is hereby given that the Annual Meeting of Shareholders (the “Annual Meeting”) of Analytical Surveys, Inc. (the “Company”) will be held at 8610 N. New Braunfels, Suite 205, San Antonio, Texas, at 10:00 a.m., local time, on  ________, 2007, for the purpose of considering and approving the following proposals:

1.  To elect six directors to the Board of Directors.

2.  To authorize an amendment to the Company’s Articles or Incorporation to change to the name of the Company from Analytical Surveys, Inc., to “Maxis Energy, Inc.”, or if such name is not accepted by the relevant governmental, regulatory and self-regulatory authorities, such other similar name as may be allowed. The purpose of the name change is to better reflect our increasing focus on energy-related opportunities.

3.  To approve resolutions adopted by the board of directors to effect a reverse stock split of the Company's issued and outstanding common stock of not less than 1-for-2 shares and not more than 1-for-4 shares.

4.  To consider and approve the Company’s 2007 Equity Incentive Plan.

5.  To consider and approve the ASI 2007 Director Stock Option Plan.

6.  To ratify the appointment of Pannell Kerr Forster of Texas, P.C., as independent public accountants for the fiscal year ending September 30, 2007.

7.  To transact such other business as may properly come before the Annual Meeting, or any adjournment or adjournments thereof.

Shareholders of record at the close of business on  ________, 2007, will be entitled to notice of and to vote at the Annual Meeting, or any adjournment or adjournments thereof. You are cordially invited to attend the Annual Meeting in person. Even if you plan to attend the Annual Meeting, however, you are requested to submit your vote by phone, by Internet or by completing, signing, dating and promptly mailing the enclosed proxy for which a return envelope is provided. You may revoke your proxy at any time prior to the Annual Meeting.

A Proxy Statement explaining the matters to be acted upon at the meeting is enclosed. Also enclosed is a copy of the Company’s Annual Report on Form 10-KSB for the fiscal year ended September 30, 2006.
By Order of the Board of Directors

Lori A. Jones, Secretary
San Antonio, Texas
 ________, 2007

WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE URGED TO VOTE YOUR SHARES AT YOUR EARLIEST CONVENIENCE. IF YOU ATTEND THE ANNUAL MEETING, YOU CAN VOTE EITHER IN PERSON OR BY YOUR PROXY.

ANALYTICAL SURVEYS, INC.
8610 North New Braunfels, Suite 205
San Antonio, Texas 78217

PROXY STATEMENT
2007 Annual Meeting of Shareholders

This Proxy Statement and accompanying proxy card are furnished in connection with the solicitation of proxies on behalf of the Board of Directors (“Board”) of Analytical Surveys, Inc., a Colorado corporation (the “Company”), for use at the annual meeting of shareholders to be held on  ________ 2007, 8610 North New Braunfels, Suite 205, San Antonio, Texas, at 10:00 a.m., local time, or at any adjournment or adjournments thereof (such meeting or adjournment(s) thereof referred to as the “Annual Meeting”) for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Shareholders. Copies of the Proxy Statement and the accompanying proxy card are first being mailed to shareholders on or about  ________, 2007.

Record Date; Shares Entitled to Vote; Quorum

The Board has fixed the close of business on  ________, 2007, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting.

The number of outstanding shares of common stock, no par value per share, of the Company (the “Common Stock”) entitled to vote at the meeting is 3,704,256. Each share of Common Stock is entitled to one vote. The presence in person or by proxy at the Annual Meeting of the holders of a majority of such shares shall constitute a quorum. There is no cumulative voting. Abstentions and broker “non-votes” are treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. “Non-votes” occur when a proxy:

•	is returned by a broker or other stockholder who does not have authority to vote;
•	does not give authority to a proxy to vote; or
•	withholds authority to vote on one or more proposals.

Votes Required

The vote required for each of the proposals is as follows:

Election of Directors. In accordance with the Company’s By-Laws, directors are elected by a plurality vote, i.e. the nominees for director who receive the most votes will be elected. Therefore, if you do not vote for a particular nominee or you indicate “withhold authority to vote” for a particular nominee on your proxy card, your abstention will have no effect on the election of directors. The persons named as proxy holders in the accompanying proxy intend to vote each properly signed and submitted proxy FOR the election as a director of each of the persons named as a nominee below under “Nominees for Director” unless authority to vote in the election of directors is withheld on such proxy.

Proposals Nos. 2, 3, 4, 5 and 6. Proposals 2, 3, 4, 5 and 6 require the affirmative vote of the holders of a majority of the shares of Common Stock represented and voting at the meeting. Therefore, all abstentions will have the same legal effect as a vote AGAINST each of the proposals. Non-votes are not considered present at the meeting for these proposals and will have no effect on their approval.

A proxy received by the Board may be revoked by the shareholder giving the proxy at any time before it is exercised. A shareholder who signs and mails the enclosed proxy, even though executed and returned, may revoke the proxy at any time prior to the voting of the proxy by (i) notification in writing to the Company at 8610 N. New Braunfels, Suite 205, San Antonio, Texas 78217, Attention: Corporate Secretary, (ii) execution of a proxy bearing a later date, or (iii) attendance at the Annual Meeting and voting by ballot. To revoke a proxy previously submitted by telephone or the Internet, a shareholder of record can simply vote again at a later date using the same procedures, in which case the later submitted vote will be recorded and the earlier vote will thereby be revoked.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

General

Six (6) directors are to be elected at the Annual Meeting. Each nominee is currently a director of the Company. The directors will be elected to hold office until the next Annual Meeting of Shareholders or until their successors are elected and qualified. If, for any reason, at the time of the election one or more of the nominees should be unable to serve, the proxy will be voted for a substitute nominee or nominees selected by the Board.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES LISTED BELOW UNDER “NOMINEES FOR DIRECTOR.”

Nominees for Director

The following table sets forth the name, age and principal position of each nominee for director to hold office:

NAME	AGE	POSITION	COMMITTEES

R. Thomas Roddy	66	Director and Chairman of the Board	Audit, Compensation
Lori A. Jones	49	Director and Chief Executive Officer	—
Hank Cohn	38	Director	—
Edward P. Gistaro	71	Director	Audit (Chairman), Compensation
Jonathan Rich	38	Director	—
Rad Weaver	31	Director	Compensation (Chairman), Audit

R. Thomas Roddy, 66, Mr. Roddy has served as an independent outside director and Chairman of the Board of the Company since December 2004. Mr. Roddy also serves as Chairman of the Board of Texas-based Lone Star Capital Bank and is former president of NASDAQ-listed Benson Financial Corp. Mr. Roddy holds a BBA from Southwest Texas State University (now Texas State University) and attended the Graduate of School of Banking at Southern Methodist University.

Lori A. Jones, 49, has served as a director and Chief Executive Officer of the Company since December 2004. Ms. Jones served as the Company’s Chief Financial Officer from January 2003 until December 2004. From March 2001 to January 2003, Ms. Jones was a partner with Tatum CFO Partners LLP, a financial consulting company. From May 2000 to March 2001, Ms. Jones served as the chief financial officer of Worldmerc Incorporated, an internet based agriculture trading company. From January 1999 to May 2000, Ms. Jones was the chief financial officer of Billserv Inc., an electronic billing presentation and payment service company. From May 1990 to December 1998, Ms. Jones served in various capacities, including chief financial officer, at Docucon, Inc., a document imaging services company. Ms. Jones is a C.P.A. and holds a M.B.A. from the University of Texas at San Antonio.

Hank Cohn, 38, was appointed to the Board as an independent director in January 2007. Mr. Cohn is executive vice president at Galaxy Ventures, LLC, a closely-held investment fund concentrating in the areas of bond trading and early stage technology investments. Mr. Cohn acts as portfolio manager for investments. Mr. Cohn currently serves as president and chief executive Officer of PracticeOne, Inc., an integrated software and services company for physicians. Mr. Cohn is also a member of the Board of Directors of Crystal International Travel Group, Inc. (CINT.OB). Prior to joining Galaxy Ventures full time in 2003, Mr. Cohn served as vice president at Atlas Capital, an investment banking boutique in New York. From 1999 until joining Atlas Capital in 2001, Mr. Cohn was an analyst at The Middleton Group, an investment banking boutique in Stamford, Connecticut. Mr. Cohn holds an MBA in finance and investments from Baruch College.

Edward P. Gistaro, 71, has served as an independent outside director of the Company since December 2004. Mr. Gistaro is chairman and retired CEO of Docucon, Inc., a now-privately held document-imaging company. In 1988, he joined a small group that started this document imaging company, helped take it public, and served as CEO until he retired in 1998. Mr. Gistaro held various management positions from 1973 until 1987 at Datapoint Corporation, including CEO, CFO, president and chief operating officer. Mr. Gistaro holds a BSEE from Notre Dame.

Jonathan Rich, 38, was appointed as an independent director of the Company in January 2007. Mr. Rich is executive vice president and director of investment banking of vFinance Investments, Inc., successor to First Colonial Financial Group. vFinance Investments is a diversified financial services firm with 35 offices located throughout the United States and internationally. Mr. Rich served as senior vice president, and, later, as managing director of corporate finance at Philadelphia’s First Colonial Financial Group, where his corporate finance group was recognized by SNL Securities as a top ten specialty finance advisor in the nation based on the number of transactions completed in 1999 and 2000. Mr. Rich has considerable experience in the energy industry, and during the past three years, he has helped raise more than $40 million for oil and gas companies. Mr. Rich holds a joint law degree and MBA from Fordham University with a concentration in corporate finance.

Rad Weaver, 31, was appointed as an independent director of the Company in August 2005. He has served as an investment analyst with McCombs Enterprises in San Antonio Texas, since March 2000, participating in the asset allocation of its equity portfolio. Mr. Weaver is also a director of privately held Media Excel, Agilight, and Wholesale Clicks, Inc. Mr. Weaver holds a BBA from the University of Texas at Austin.

NASDAQ Marketplace Rule 4350(c) requires that a majority of the Board of Directors be comprised of independent directors as defined in NASDAQ Marketplace Rule 4200(a)(15). The Board of Directors has determined that Messers. Roddy, Cohn, Gistaro, Rich and Weaver are independent, in accordance with NASDAQ Marketplace Rules 4200(a)(15) and 4350(c). Accordingly, a majority of the current directors and a majority of the nominees for director meet the definition of independence under the NASDAQ Capital Market listing requirements.

Board of Directors Meetings and Committees

During the fiscal year ended September 30, 2006, the Board met seven times. All of the directors attended at least 75 percent of the meetings of the Board and committee meetings of which they were a member during the time they served as directors. The Company does not have a formal policy regarding director attendance at annual meetings of shareholders, however, it is expected, absent good reason, that all directors will be in attendance. Seventy-five percent of the directors of the Company attended in person or via telephone the Annual Meeting of Shareholders held in 2006.

Compensation Committee

The Compensation Committee met four times during fiscal 2006. The Compensation Committee reviews and recommends to the Board salary and incentive compensation, including bonus, stock options and restricted stock for the Chief Executive Officer; reviews and approves the salaries and incentive compensation for all corporate officers; and advises the Board of Directors with respect to the incentive compensation to be allocated to employees. The Compensation Committee does not include any employees or former or current officers of the Company. The Board of Directors has determined that all of the members of the Compensation Committee are independent, as defined in NASDAQ Marketplace Rule 4200(a)(15).
Audit Committee

The primary purposes of the Audit Committee, which met four times in fiscal 2006, are to recommend the appointment of the Company’s independent accountants; review the scope and results of the audit plans of the independent accountants; oversee the scope and adequacy of the Company’s internal accounting control and record-keeping systems; review non-audit services to be performed by the independent accountants; and determine the appropriateness of fees for audit and non-audit services performed by the independent accountants. The Board has determined that both Mr. Roddy and Mr. Gistaro are audit committee financial experts as described in Item 401(e) of Regulation S-B. In addition, the Board has determined that each member of the Audit Committee is financially literate and independent, as defined in NASDAQ Marketplace Rule 4200(a)(15) and Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act.

The Audit Committee has a written charter; a copy of the charter is available at the Company’s website at www.asienergy.com and is attached to this proxy statement as Appendix A.

Director Nomination Policy

The Company does not currently have a standing Nominating Committee or a Nominating Committee Charter. Currently, a majority of the independent members of the Board (as determined by the Board as required by the NASD listing standards), rather than a Nominating Committee, approves or recommends to the full Board those persons to be nominated. The Board believes that the current method of nominating directors is appropriate because it complies with NASD listing standards.

The Board has, by resolution, adopted a director nomination policy. The purpose of the policy is to describe the process by which candidates for inclusion in the Company’s recommended slate of director nominees are selected. The director nomination policy is administered by the Board.

Candidates for Board membership must possess the background, skills and expertise to make significant contributions to the Board, to the Company and its shareholders. Desired qualities to be considered include substantial experience in business or administrative activities; breadth of knowledge about issues affecting the Company; and ability and willingness to contribute special competencies to Board activities. The independent members of the Board also consider whether members and potential members are independent under the NASD listing standards. In addition, candidates should possess the following attributes: personal integrity; absence of conflicts of interest that might impede the proper performance of the responsibilities of a director; ability to apply sound and independent business judgment; sufficient time to devote to Board and Company matters; ability to fairly and equally represent all shareholders; reputation and achievement in other areas; independence under rules promulgated by the Securities and Exchange Commission (“SEC”) and the NASD listing standards; and diversity of viewpoints, background and experiences.

The Board intends to review the director nomination policy from time to time to consider whether modifications to the policy may be advisable as the Company’s needs and circumstances evolve, and as applicable legal or listing standards change. The Board may amend the director nomination policy at any time.

Shareholder Nominations

The Board will consider director candidates recommended by shareholders and will evaluate such director candidates in the same manner in which it evaluates candidates recommended by other sources. In making recommendations for director nominees for the annual meeting of shareholders, the Board will consider any written recommendations of director candidates by shareholders received by the Corporate Secretary of the Company no later than 90 days before the anniversary of the previous year’s annual meeting of shareholders, except that if no annual meeting was held in the previous year or if the date of the annual meeting is advanced by more than 30 days prior to, or delayed by more than 60 days after such anniversary date, notice must be received by the 10th day following the date that public disclosure of the date of the annual meeting is given to shareholders. Recommendations must be mailed to Analytical Surveys, Inc., 8610 N. New Braunfels, Suite 205, San Antonio, Texas 78217, Attention: Corporate Secretary, and include all information regarding the candidate as would be required to be included in a proxy statement filed pursuant to the proxy rules promulgated by the Securities and Exchange Commission if the candidate were nominated by the Board (including such candidate’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected). The shareholder giving notice must provide (i) his or her name and address, as they appear on the Company’s books, and (ii) the class and number of shares of the Company which are beneficially owned by such shareholder. The Company may require any proposed nominee to furnish such other information it may require to be set forth in a shareholder’s notice of nomination which pertains to the nominee.

Communications with Directors

The Board welcomes communications from its shareholders and other interested parties and has adopted a procedure for receiving and addressing those communications. Shareholders and other interested parties may contact any of the Company’s directors by mailing their communications to the Company at the following address: Office of the Secretary, Analytical Surveys, Inc., 8610 N. New Braunfels, Suite 205, San Antonio, Texas 78217, Attention: Corporate Secretary (Board Matters). At the discretion of the Board, all mail received that is addressed to the full Board or individual member(s) of the Board will be opened and screened for security purposes. The mail will be logged in and all mail, other than trivial or obscene items, immediately will be forwarded to the full Board or the individual Board member(s) as addressed. Trivial items will be delivered to the full Board or individual Board member(s), as addressed, at the next scheduled Board meeting. Any mail addressed to “Outside Directors” or “Non-management Directors” will be forwarded to the Chairman of the Board, who is an outside director.

Directors’ Compensation

Each of the Company’s non-employee directors is entitled to receive quarterly cash compensation of $5,000 for attendance at each Board of Directors meeting and each committee meeting. Committee chairmen and the Chairman of the Board are entitled to receive additional quarterly cash compensation of $1,250 for service as chairman. Directors who are also employees of the Company do not receive any additional compensation for their service on the Board. During fiscal 2006, each of Messrs. Roddy, Gistaro, and Weaver were granted options to purchase 20,000 shares of Common Stock at an exercise price of $1.27 per share and an additional 20,000 shares at an exercise price of $.69 per share. Each of these options vested on September 30, 2006. In fiscal 2007, each of Mr. Cohn and Mr. Rich were granted options to purchase 15,000 and 5,000 shares of Common Stock at exercise prices of $0.59 and $0.52 pursuant to their election to the Board.

SUMMARY COMPENSATION TABLE

The following table sets forth a summary of certain information regarding the compensation of the Company’s Chief Executive Officer and the other executive officers for the three fiscal years ended September 30, 2006, whose salary and bonus exceeded $100,000 (the “Named Executive Officers”).

ANNUAL COMPENSATION

					Long Term Compensation Awards
Name and Title	Year	Salary	Bonus	Other Annual Compensation (1)	Stock Options(2)	All Other Compensation(3)
		$	$	$	(#)	$
Lori A. Jones	2006	175,000	—	—	100,000	3,231
President and	2005	175,000	60,000	—	40,000	2,054
Chief Executive Officer	2004	142,981	—	—	—	2,860

Don Fryhover(4) Senior Vice President	2006	53,480	—	—	100,000	—

Louis Dorfman, Jr. (5) Executive Vice President	2006	—	—	—	50,000	—

(1) Certain perquisites and other personal benefits did not exceed the lesser of $50,000 or 10% of the total amounts reported in the Salary and Bonus columns in any of the fiscal years reported, except as indicated.
(2) Long term compensation consists only of stock options. There were no grants of restricted stock or payments from other long-term incentive plans, therefore columns for “Restricted Stock Awards” and “LTIP Payouts” are omitted.
(3) Other compensation includes employer’s matching contributions to the 401(k) Incentive Savings Plan.
(4) Mr. Fryhover joined the Company on April 24, 2006. Accordingly, fiscal 2006 compensation information included in the table represents only compensation from that date through September 30, 2006.
(5) Mr. Dorfman joined the Company on September 29, 2006. Accordingly, fiscal 2006 compensation information included in the table represents only compensation from that date through September 30, 2006, which was comprised solely of a stock option award.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

The following table sets forth certain information with respect to grants we made of stock options to our Named Executive Officers during fiscal 2006. No stock appreciation rights (“SARs”) were granted to the Named Executive Officers during fiscal 2006.

Name	Number of Securities Underlying Options Granted(1)	Percent of Total Options to Employees In Fiscal Year	Exercise Price ($/sh)	Expiration Date	Potential Realizable Value(2) at Assumed Annual Rates of Stock Appreciation for Option Term
					5% ($)	10% ($)
Lori A. Jones	50,000	13.33%	1.27	05/09/16	39,935	117,673
	50,000	13.34%	0.69	09/28/16	21,697	63,933

Don Fryhover	30,000	8.00%	1.31	04/23/16	24,716	72,827
	10,000	2.67%	1.37	05/01/16	8,618	25,388
	60,000	16.00%	0.69	09/28/16	26,036	76,719

Louis Dorfman, Jr.	50,000	13.34%	0.69	09/28/16	21,697	63,933

 (1) Options vest on September 30, 2006, which is the end our fiscal year.
(2) “Potential Realizable Value” is calculated based on the assumption that the price of our Common Stock will appreciate at the rates shown. The 5% and 10% assumed rates are mandated by the rules of the Securities Exchange Commission and do not reflect our estimate or projection of future stock prices. Actual gains, if any, realized upon future exercise of these options will depend on the actual performance of our Common Stock and the continued employment of the Named Executive Officer through the vesting period of the option.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR END OPTION VALUES

The following table provides certain information regarding the number and value of unexercised stock options at September 30, 2006. As of that date, no SARs were outstanding.

	Shares acquired		Number of Securities Underlying Unexercised Options at Fiscal Year End		Value ($) of Unexercised In-the- Money Options at Fiscal Year End
Name	on exercise (#)	Value ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Lori A. Jones	—	—	140,000	10,000	—	—
Don Fryhover	—	—	100,000	—	—	—
Louis Dorfman, Jr.	—	—	50,000	—	—	—

(1)
The value of the unexercised in-the-money options is calculated using the closing bid price of our Common Stock on September 29, 2006, at $0.69 per share. Amounts reflected are based on the assumed value minus the exercise price and do not indicate actual sales or proceeds.

Equity Compensation Plan Information

The following table gives information about equity awards under our equity compensation plans as of February 15, 2007.

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	597,925	$1.05	11,888
Equity compensation plans not approved by security holders	7,125	$0.97	77,875
Total	605,050	$1.05	89,763

Summary Description of Equity Compensation Plans That Have Not Been Approved by the Shareholders

2000 Stock Incentive Plan

In September 2000, the Board adopted the 2000 Stock Incentive Plan (the “2000 Plan”). Pursuant to applicable law, the 2000 Plan has not been approved by the Company’s shareholders. The 2000 Plan provides for the granting of incentive stock options and non-qualified stock options, as determined by a committee appointed by the Board.

Number of Shares Subject to the 2000 Plan. The 2000 Plan authorizes the grant of options relating to an aggregate of 50,000 shares of Common Stock. If any corporate transaction occurs which causes a change in our capitalization (for example, a reorganization, recapitalization, stock split, stock dividend, or the like), the number of shares of stock available and the number of shares of stock subject to outstanding options granted under the 2000 Plan will be adjusted appropriately and equitably to prevent dilution or enlargement of a participant’s rights.

Eligibility for Participation. Individuals eligible to participate in the 2000 Plan are employees of the Company and its subsidiaries, but not any of the officers of the Company or its subsidiaries.

Terms of Options. Options granted to employees may be either incentive stock options (ISOs), which satisfy the requirements of Internal Revenue Code Section 422, or nonstatutory stock options (NSOs), which are not intended to satisfy such requirements. The exercise price for the grant of an NSO under the 2000 Plan may be any price that is greater than or equal to 85% of the fair market value of the Common Stock on the date the NSO is granted. The exercise price of an ISO must be at least equal to 100% (110% for 10%-shareholders) of the fair market value of the Common Stock on the date the ISO is granted. Options expire at the times determined by the committee, as specified in the applicable award agreement. However, no option is exercisable later than the tenth anniversary of the grant date, and any ISO granted to a 10%-shareholder must be exercisable on or before the fifth anniversary of the grant date.

Vesting and Acceleration. Options vest at the times determined by the committee, as specified in the applicable award agreement. A participant’s options become fully vested upon the termination of the participant’s employment as a result of a reduction in force and upon the occurrence of a change in control of the Company. In general, a change in control will be deemed to have occurred upon the acquisition by any person of more than 50% of the Company’s outstanding voting securities (or securities subject to conversion into voting securities), the acquisition by any person of the power to elect a majority of the Company’s directors, certain mergers and other corporate transactions if the holder’s of the Company’s voting securities before the transaction receive less than 50% of the outstanding voting securities of the reorganized, merged or consolidated entity, after the transaction, and the complete liquidation or dissolution of the Company, or the sale of all or substantially all of the assets of the Company, if approval of the Company’s shareholders is required for the transaction.

Deduction to the Company. The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by a participant. The deduction generally will be allowed for the Company’s taxable year in which occurs the last day of the calendar year in which the participant recognizes ordinary income.

Term. The 2000 Plan expires on September 8, 2010.

2000 Officer and Employee Recruitment Stock Incentive Plan

In September 2000, the Board adopted the 2000 Officer and Employee Recruitment Stock Incentive Plan (the “2000 Recruitment Plan”). Pursuant to applicable law, the 2000 Recruitment Plan has not been approved by the Company’s shareholders. The 2000 Recruitment Plan provides for the granting of ISOs and NSOs, as determined by a committee appointed by the Board.

Number of Shares Subject to the 2000 Recruitment Plan. The 2000 Recruitment Plan authorizes the grant of options relating to an aggregate of 50,000 shares of Common Stock, subject to adjustment in the case of a change in capitalization of the Company in the same manner as is provided in the 2000 Plan (described above).

Eligibility for Participation. An individual is eligible for participation in the 2000 Recruitment Plan if such individual has not been previously employed by the Company and the award of options is made in connection with the entry into an employment contract with such individual.

Terms of Options. The options granted under the 2000 Recruitment Plan have the same terms as are described above with respect to the 2000 Plan.

Vesting and Acceleration. The options granted under the 2000 Recruitment Plan are subject to the same vesting and acceleration provisions as are described above with respect to the 2000 Plan.

Deduction to the Company. The Company will be entitled to deductions for options granted under the 2000 Recruitment Plan as described above with respect to the 2000 Plan.

Term. The 2000 Recruitment Plan expires on September 8, 2010.

Employment Contracts and Termination of Employment, and Change-in-Control Arrangements

Chief Executive Officer

The Board of Directors appointed Lori A. Jones as Chief Executive Officer on December 20, 2004. Ms. Jones had previously served as the Company’s Chief Financial Officer since January 2003. Ms. Jones’ employment contract provides for a base salary of $175,000 and bonus compensation of $50,000 for the achievement of certain corporate goals. Upon termination of Ms. Jones’ employment without “cause” or if she resigns her employment for “good reason” (as defined, which includes a termination of employment in connection with a change of control), Ms. Jones will continue to receive salary for a period of twelve months. If Ms. Jones is terminated by the Company for “cause” (as defined) or if she terminates her employment voluntarily, she will not be entitled to receive severance pay. Ms. Jones also participates in any and all plans that are maintained for the benefit of the Company executives or employees in general.

Former Chief Financial Officer

Effective January 24, 2003, the Company entered into an employment agreement with Ms. Jones, as the Company’s Chief Financial Officer, providing for a base salary of $135,000. Her base salary was increased to $175,000 by a letter amendment in August 2004. The employment agreement expired on March 31, 2005, and was amended effective April 1, 2005, to reflect her position as Chief Executive Officer. Pursuant to an amendment dated November 26, 2003, Ms. Jones was entitled to receive a $60,000 bonus payment upon the achievement of agreed-upon performance objectives for fiscal 2004. The bonus payment was paid in January 2005.

The position of Chief Financial Officer remains open as of January 25, 2007.

Former President and Chief Operating Officer

Effective June 5, 2005, Brian Morrow was employed as President and Chief Operating Officer of the Company pursuant to an employment agreement that provided for a base salary of $170,000, plus a $10,000 relocation allowance. No bonus payments have been made to Mr. Morrow, who was entitled to participate in a bonus plan under which he could receive up to $30,000, depending on whether agreed-upon performance objectives for fiscal 2005 were satisfied. Mr. Morrow also participated in all plans that are maintained for the benefit of the Company executives or employees in general. Upon termination of Mr. Morrow’s employment without “cause” (as defined in his employment agreement), Mr. Morrow would have continued to receive salary and benefits for six months. Mr. Morrow resigned effective December 2, 2005. The Company is not obligated to make severance payments to Mr. Morrow, and accordingly no payments will be made. Ms. Jones assumed his duties.

Senior Vice President

Donald L. Fryhover was appointed Senior Vice President of ASI Energy, a division of the Company, on April 24, 2006. Mr. Fryhover’s base salary is $135,000 per annum, and he is eligible to participate in an incentive reward program, which includes a 1% overriding royalty interest that is proportionately reduced to the Company’s net interest in all oil and gas deals. On his employment date, he was granted stock options for the purchase of up to 30,000 shares of our Common Stock at an exercise price of $1.31 per share, the fair market value on the date of his employment. In the event of a termination resulting from a change in control, Mr. Fryhover will continue to receive his base salary for a period of six months.

Executive Vice President

Louis Dorfman, Jr. was appointed Executive Vice President of ASI Energy on September 29, 2006. Pursuant to a Letter Agreement, Mr. Dorfman will be paid a base salary equal to $135,000 per annum and will be eligible to participate in incentive reward programs, which include a 1% overriding royalty interest that is proportionately reduced to the Company’s net interest in all oil and gas deals. The Company issued options to Mr. Dorfman for the purchase of 50,000 shares of the Company’s Common Stock at an exercise price of $0.69 per share, which was the closing bid price on the date of his employment. On January 11, 2007, the Board, upon recommendation from the Compensation Committee, amended Mr. Dorfman’s compensation package to include a severance package that provides for continuation of his base salary for a period of six months in the event of a termination of his employment in connection with a change of control of the Company.

Report of the Compensation Committee

The compensation committee follows established rationale and policies for compensating our executive officers. The compensation committee evaluates the compensation packages of our chief executive officer and all of our other executive officers on an annual basis or at the end of a contract term. The committee utilizes salary surveys and statistics to ensure compensation is commensurate for the office held and the size of the business. Base salaries are also negotiated after giving consideration to the risks and responsibilities pertaining to the individual as a public company officer. Bonus plans are included in the compensation package, but generally include only discretionary payments that are awarded based on company performance, which include achievement of revenue, profits, or achievement of qualitative rather than quantitative milestones, such as a successful solution to corporate challenges such as a successful negotiation or the settlement of litigation. The following report of the compensation committee describes these policies and rationales with respect to the compensation paid to such executive officers for the fiscal year ended September 30, 2006.

Officer Compensation Policy. The compensation committee's fundamental policy is to provide a compensation program for executive officers that will enable us to attract and retain the services of highly-qualified individuals and offer our executive officers competitive compensation opportunities based upon overall performance and their individual contribution to our financial success. The compensation committee uses third party compensation surveys and information to assure that executive compensation is set at levels within the current market range for companies in a similar industry and stage as ASI. It is the committee's objective to have a substantial portion of each officer's compensation contingent upon our performance, as well as upon such officer's own level of performance. Bonus targets are established for each executive officer but are discretionary and are awarded based on company and personal performance, which include revenue, operating results, new sales, achievement of qualitative milestones, retention incentives, and achievement of personal and company goals. Adjudication of bonus payments is based on the percentage of achievement of goals and evaluation of performance, with consideration given to the availability of cash and the overall position of ASI.

Employment Agreements. The executive officers were employed pursuant to written employment agreements or letter agreements during fiscal 2006 and 2005. The compensation committee has considered the advisability of using employment or letter agreements and has determined that it is in our best interests because it permits us to achieve our desired goals of motivating and retaining the best possible executive talent. Each employment agreement or letter agreement separately reflects the terms that the compensation committee felt were appropriate and/or necessary to recruit and retain the services of the particular executive officer, within the framework of our compensation policies.

Components of Executive Compensation. Each executive officer’s compensation package is comprised of three elements: base salary, which is designed to be competitive with salary levels of similar companies that compete with us for executive talent and reflects individual performance and the executive’s contribution; performance bonuses, which are based on the terms of the employment agreements; and long-term stock option awards, which create common interests for the executive officers and the shareholders.

Base Salary. The salaries paid to the executive officers in fiscal 2006 were based on the terms of their employment agreements or letter agreements and are set forth in the summary compensation table.

Bonuses. The executive officers are entitled to annual bonuses based upon the terms of their employment agreements (see “Employment Contracts” above) and discretionary bonuses based on their respective performance. In fiscal 2005, Ms. Jones received $60,000 bonus compensation pursuant to the November 2003 amendment to her employment contract as Chief Financial Officer. No bonuses were paid in fiscal 2006. Ms. Jones is eligible to receive approximately $50,000 in bonus payments in fiscal 2007 upon the achievement of certain corporate objectives unrelated to the oil and gas business strategy. Each executive officer participates in an incentive reward program that provides a 1% overriding royalty interest that is proportionately reduced to the Company's net interest in all oil and gas deals, plus 2.5% of earnings before interest and taxes.

Stock Option Plans. We have the Analytical Surveys, Inc. 1993 Non-Qualified Stock Option Plan, the Analytical Surveys, Inc. 1997 Incentive Stock Option Plan, the Analytical Surveys, Inc. Officer and Employee Recruitment Stock Incentive Plan and the Analytical Surveys, Inc. Year 2000 Stock Incentive Plan and the Analytical Surveys, Inc. 2003 Non-Qualified Stock Option Plan, as amended and supplemented. The Analytical Surveys, Inc. 1993 Non-Qualified Stock Option Plan expired on September 30, 2003. The 5,773 options outstanding under the plan will expire between June 2007 and August 2013 unless otherwise forfeited, cancelled or exercised. The option plans are long-term incentive plans for employees and are intended to align shareholder and employee interests by establishing a direct link between long-term rewards and the value of our Common Stock. The compensation committee believes that long-term stock incentives for executive officers and employees are an important factor in retaining valued employees. Because the value of an option bears a direct relationship to our Common Stock price, the compensation committee believes that options motivate officers and employees to manage the Company in a manner that will benefit all shareholders.

The options granted to the executive officers in fiscal 2006 were made in accordance with the terms of their employment agreements (see “Employment Contracts “) or at the discretion of the Board. Information with respect to option grants in fiscal 2006 to the executive officers is set forth in the Option Grants Table. Option grants in fiscal 2006 were granted with a vesting date of September 30, 2006, which is the end of the Company’s fiscal year and the date prior to the Company’s adoption of SFAS 123R. The compensation committee views stock option grants as important components of our long-term, performance-based compensation philosophy.

CEO Compensation. The compensation paid to Ms. Jones during fiscal 2006 was based upon the terms of her employment dated April 1, 2005. Such agreement is described under “Employment Contracts”. Ms. Jones’ base salary is designed to be competitive with salary levels of chief executive officers of similar companies that compete with us for executive talent and to be reflective of her performance and contribution to ASI.

Deductibility of Executive Compensation. The compensation committee is responsible for addressing the issues raised by Internal Revenue Code Section 162(m). Section 162 (m) limits to $1 million our deduction for compensation paid to certain of our executive officers who not qualify as “performance-based.” To qualify as performance based under Section 162(m), compensation payments must be made pursuant to a plan that is administered by a committee of outside directors and must be based on achieving objective performance goals. In addition, the material terms of the plan must be disclosed to and approved by shareholders, and the compensation committee must certify that the performance goals were achieved before payments can be awarded. We believe that all compensation paid to our executive officers listed in the summary compensation table in fiscal 2006 is fully deductible and that compensation paid under the plans will continue to be deductible. The committee’s present intention is to comply with the requirements of Section 162(m) unless and until the committee determines that compliance would not be in the best interest of the Company and our shareholders.

By the Compensation Committee Tom Roddy, Chairman Ed Gistaro Rad Weaver

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee of the Board was, during fiscal 2006, an officer or employee of the Company or any of its subsidiaries, or was formerly an officer of the Company or any of its subsidiaries or had any relationship requiring disclosure by the Company. During fiscal 2006, no executive officer of the Company served as (i) a member of the Compensation Committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served on the Compensation Committee of the Board, (ii) a director of another entity, one of whose executive officers served on the Compensation Committee of the Board, or (iii) a member of the compensation committee (or other Board committee performing equivalent functions) of another entity, one of whose executive officers served as a director of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s directors and executive officers to file with the Securities and Exchange Commission and NASDAQ initial reports of ownership and reports of changes in ownership of Common Stock. Based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that all its directors and executive officers during fiscal 2006 complied on a timely basis with all applicable filing requirements under Section 16(a) of the Exchange Act.

Item 11. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following table sets forth information with respect to the shares of our Common Stock (the only outstanding class of voting securities) owned of record and beneficially as of February 23, 2007, unless otherwise specified, by (i) all persons known to possess voting or dispositive power over more than 5% of our Common Stock, (ii) each director and Named Executive Officer, and (iii) all directors and executive officers as a group: (Except as otherwise noted in the table, each person or group identified possesses sole voting and investment power with respect to such shares, subject to community property laws, where applicable, and the address of each shareholder is c/o Analytical Surveys, Inc., 8610 N. New Braunfels, Suite 205, San Antonio, Texas 78217).

	Amount and Nature of Beneficial Ownership (1)	Percentage of Class
Longview Fund, LLP(2)*	564,054	12.99%
Alpha Capital, AG (3)	554,404	12.55%
DKR Soundshore Oasis Holding Fund Ltd.(4) (5)	791,367	17.31%
Harborview Master Fund L.P.(4) (6)	791,367	17.31%
Monarch Capital Fund Ltd.(4) (7)	791,367	17.31%
Edward P. Gistaro (8)*	55,000	1.43%
Hank Cohn*	--	**
Lori A. Jones (9) *	157,840	4.02%
Thomas P. Roddy (8)*	55,000	1.43%
Jonathan Rich*	--	**
Rad Weaver (10)*	51,250	1.34%
Don Fryhover (11)	100,114	2.57%
Louis Dorfman, Jr. (12)	50,000	1.31%

All directors and executive officers as a group (8 persons) (13)	469,204	11.06%

*	Director
**	Less than 1%
(1)
Unless otherwise indicated, all persons have sole voting and investment power with respect to their shares. All amounts shown in this column include shares obtainable upon exercise of stock options currently exercisable or exercisable within 60 days of the date of this table.

(2)
Represents shares issuable upon exercise of Class E Warrrants. Mr. S. Michael Rudolph holds voting and dispositive powers for Longview Fund, L.P.  Mr. Rudolph is the Chief Financial Officer of Viking Management, LLC, investment manager for Longview Fund, L.P.

(3)
Includes 12,056 shares held directly, 157,480 shares of common stock issuable upon conversion of 200,000 shares of Convertible Preferred, 98,425 shares of common stock issuable upon the exercise of Class A Warrants, 98,425 shares issuable upon the exercise of Class B Warrants, and 188,018 shares of common stock issuable upon exercise of Class E Warrants. Mr. Konrad Ackerman holds voting and dispositive powers for Alpha Capital AG.

(4)	Represents 791,367 shares issuable upon conversion of senior secured convertible notes
(5)
The investment manager of DKR Soundshore Oasis Holding Fund Ltd. (“DKR”) is DKR Oasis Management Company LP. DKR Oasis Management Company LP has the authority to do any and all acts on behalf of DKR Soundshore Oasis Holding Fund Ltd., including voting any shares held by DKR Soundshore Oasis Holding Fund Ltd. Mr. Seth Fischer is the managing partner of Oasis Management Holdings LLC, one of the general partners of DKR Oasis Management Company LP. Mr. Seth Fischer has sole voting and investment control over the securities held by DKR Soundshore Oasis Holding Fund Ltd. and has ultimate responsibility for trading with respect to DKR Soundshore Oasis Holding Fund Ltd. Mr. Fischer disclaims beneficial ownership of the shares

(6)
Harborview Master Fund L.P. (“Harborview”) is a master fund in a master-feeder structure whose general partner is Harborview Advisors LLC. Richard Rosenblum and David Stefansky are the managers of Harborview Advisors LLC and have voting and investment control over the shares held by Harborview Master Fund L.P. and ultimate responsibility for trading with respect to Harborview Master Fund L.P. Messrs. Rosenblum and Stefansky disclaim beneficial ownership of the shares being registered hereunder

(7)
Monarch Capital Fund Ltd. (“Monarch”) is a British Virgin Islands Investment Fund managed by Beacon Fund Advisors Ltd. (“Manager”) and advised by Monarch Managers Ltd. (“Advisors”). David Sims and Joseph Frunck, the principals, respectively, of Manager and Advisor, have voting and investment control with regard to Monarch. Neither Mr. Sims nor Mr. Frunck have any beneficial interest in the shares being registered hereunder.

(8)	Includes 55,000 shares of Common Stock underlying options that are exercisable within 60 days of February 15, 2007.
(9)	Includes 150,000 shares of Common Stock underlying options that are exercisable within 60 days of February 15, 2007.
(10)	Includes 51,250 shares of Common Stock underlying options that are exercisable within 60 days of February 15, 2007.
(11)	Includes 100,000 shares of Common Stock underlying options that are exercisable within 60 days of February 15, 2007.
(12)	Includes 50,000 shares of Common Stock underlying options that are exercisable within 60 days of February 15, 2007.
(13)	Includes 461,250 shares of Common Stock underlying options that are exercisable within 60 days of February 15, 2007.

PERFORMANCE GRAPH

The following graph compares the cumulative total return on our Common Stock with the index of the cumulative total return for the NASDAQ Stock Market (U.S.), the index of the NASDAQ Computer and Data Processing Services Stocks, and the Dow Jones Wilshire Exploration and Production Index. The graph assumes that $100 was invested on September 30, 2001, and that all dividends, if any, were reinvested.

The following data points were used in constructing the performance graph:

			Cumulative Total Return
	9/01	9/02	9/03	9/04	9/05	9/06
ANALYTICAL SURVEYS, INC.	100.00	28.99	21.88	18.41	19.71	10.14
NASDAQ COMPOSITE	100.00	80.94	120.79	131.00	150.23	159.87
NASDAQ COMPUTER & DATA PROCESSING	100.00	78.28	112.99	119.65	136.01	149.73
DJ WILSHIRE EXPLORATION & PRODUCTION	100.00	91.63	107.07	171.61	316.09	299.60

Audit Committee Report

In accordance with a written charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the Company’s financial reporting processes. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) for and issuing a report thereon.

In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended, including the quality and acceptability of the Company’s financial reporting process and controls.

The Audit Committee has discussed with the Company’s independent auditors the overall scope and plans for their respective audit. The Audit Committee meets at least annually with the independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company’s internal controls and the overall quality of the Company’s accounting principles.

In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from the Company and its management, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and also considered whether the provision of any non-audit services included below under “Principal Accountant Fees and Service” is compatible with maintaining their independence.

In performing all of these functions, the Audit Committee acts only in an oversight capacity and necessarily relies on the work and assurances of the Company’s management and independent auditors, which, in their report, express an opinion on the conformity of the Company’s annual financial statements to U.S. generally accepted accounting principles. In reliance on the reviews and discussions referred to in this Report and in light of its role and responsibilities, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements of the Company for the year ended September 30, 2006 be included for filing with the Securities and Exchange Commission in the Company’s Annual Report on Form 10-KSB for the year ended September 30, 2006. The Committee has also approved, subject to shareholder ratification, the selection of Pannell Kerr Forster of Texas, P.C. and the Board concurred in its approval.

Members of the Audit Committee Edward P. Gistaro, Chairman R. Thomas Roddy Rad Weaver

PROPOSAL NO. 2

AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE
THE NAME OF THE COMPANY FROM
ANALYTICAL SURVEYS, INC. TO “MAXIS ENERGY, INC.”

General

The Board of Directors has unanimously approved, and recommended for approval by the shareholders, an amendment to the Company's Articles of Incorporation to change the name of the Company from Analytical Surveys, Inc., to “Maxis Energy, Inc.”, or if such name is not accepted by the relevant governmental, regulatory and self-regulatory authorities, such other similar name as may be allowed. The purpose of the name change is to better reflect our increasing focus on energy-related opportunities. The Board of Directors has determined that this amendment is advisable and should be adopted by the shareholders.

Purposes and Effects of the Proposal

The Board of Directors has determined that it is in the best interests of the Company to change its name to "Maxis Energy, Inc." or if such name is not accepted by the relevant governmental, regulatory and self-regulatory authorities, such other similar name as may be allowed The Board of Directors believe that the name “Maxis Energy, Inc.” better identifies the Company within the energy industry in which it operates and aligns its corporate name with other companies operating in the oil and gas/energy industry.

The change of the Company's name will not affect, in any way, the validity or transferability of currently outstanding stock certificates, nor will the Company's shareholders be required to surrender or exchange any stock certificates that they currently hold as a result of the name change. To the extent shareholders approve the name change, the Company also intends to seek a change to its current ticker symbol "MXSE", or to one that is more consistent with its new name.

Subject to shareholder approval of Proposal Two, Article 1 of the Company's Articles of Incorporation would be amended to read as follows:

1. Name of Corporation: “Maxis Energy, Inc.”

If the proposed amendment to our Articles of Incorporation as outlined in Proposal Two is approved by the shareholders, the Board of Directors will cause the Certificate of Amendment reflecting the adopted amendment to be filed with the Secretary of State of Colorado. The Certificate of Amendment will be effective upon its filing.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY FROM ANALYTICAL SURVEYS, INC. TO “MAXIS ENERGY, INC.”

PROPOSAL NO. 3

APPROVAL OF THE RESOLUTIONS BY THE BOARD OF DIRECTORS AND AUTHORIZATION TO EFFECT A ONE-FOR-TWO, ONE-FOR-THREE OR ONE-FOR-FOUR REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK

General

The Board of Directors has approved and is recommending to the Company’s shareholders a proposal to effect a reverse stock split of all outstanding shares of the Common Stock (the “Reverse Stock Split”) at any time prior to [the next annual meeting of the shareholders]. In its discretion, the Board would be empowered to combine the Common Stock at any exchange ratio of (i) one-for-two, (ii) one-for-three or (iii) one-for-four. The Board has adopted resolutions approving the Reverse Stock Split, and recommending the Reverse Stock Split to the Company's shareholders for their approval. These resolutions are set forth in full below under the heading “Resolutions.” If market conditions are such that the Reverse Stock Split is not necessary to satisfy the NASDAQ continued listing maintenance standards or the Board determines that effecting the Reverse Stock Split would not be in the best interests of the Company’s shareholders, the Board will abandon all efforts to effect the Reverse Stock Split. The Reverse Stock Split will have no effect on the number of authorized shares of the Company’s Common Stock and preferred stock.

Background and Reasons for the Reverse Stock Split

During 2006 the Company’s Common Stock was traded on the NASDAQ Capital Market at a level below $1.00 per share. As a result, the Company has not met certain NASDAQ Capital Market listing maintenance requirements relating to the minimum bid price of the Common Stock. Under NASDAQ’s listing maintenance standards, if the closing bid price of the common stock remains under $1.00 per share for 30 consecutive trading days and does not thereafter trade above $1.00 per share for a minimum of 10 consecutive trading days during the 180 calendar days following notification by NASDAQ that the Company has failed to meet these requirements, NASDAQ may delist the common stock from trading on the NASDAQ Capital Market. If delisted from the NASDAQ Capital Market, the Common Stock would trade on the OTC Bulletin Board or in the pink sheets maintained by National Quotation Bureau, Inc., which could adversely affect the trading in and liquidity of the Common Stock.

On July 21, 2006, the Company received a letter from NASDAQ advising the Company that its Common Stock had not met NASDAQ’s minimum bid price closing requirement for 30 consecutive trading days as set forth in NASDAQ Marketplace Rule 4310 (c)(4) (the “Rule”), and that, if the Company was unable to demonstrate compliance with this requirement for 10 consecutive trading days during the 180 calendar days ending January 17, 2007, the Common Stock would be delisted. On January 18, 2007, the Company received notice of a Nasdaq Staff Determination indicating that the Company has not regained compliance with the Rule. As the Company has failed to come into compliance with the Rule and has failed to meet the initial inclusion criteria set forth in Marketplace Rule 4310(c), the Common Stock is subject to delisting from the NASDAQ Capital Market. Pursuant to applicable NASD Marketplace Rules, on January 24, 2007, the Company requested a hearing with aNASDAQ Listing Qualifications Panel regarding the NASDAQ Staff's determination. The delisting of the Common Stock pending the Panel's review and determination has been stayed. The Company anticipates a hearing being held within 30 to 45 days after the request. There can be no assurance that the Listing Qualifications Panel will grant the Company’s request for continued listing. If the Company is unsuccessful, the Company may appeal any adverse decision of the Panel to the Nasdaq Listing and Hearing Review Council. Any such appeal by the Company would not stay the ruling of the Listing Qualifications Panel.

Additionally, in order to avoid an event of default under the terms of our three senior secured convertible notes (“Convertible Notes”) totaling $1.65 million, the Company must complete a reverse stock split on or before May 31, 2007, unless the Company has regained compliance with the Rule. If the holders of the Convertible Notes declare an event of default, the Company would be required to repay 120% of the outstanding principal, accrued interest, costs, expenses, and liquidated damages. In order to meet this obligation, the Company would be forced to raise additional capital and/or liquidate assets. The Company’s efforts to raise additional capital would then be subject to the holders’ first lien security interest with respect to the Company’s assets. On the whole, there can be no assurance that the Company would be able to repay the Convertible Notes.

One of the key requirements for continued listing on the NASDAQ Capital Market is that the Common Stock must maintain a minimum bid price above $1.00 per share. The Reverse Stock Split will reduce the number of shares of common stock outstanding. The Board believes that this reduction might increase the per share market price of the Common Stock above $1.00, thereby allowing the Common Stock to qualify for continued listing on the NASDAQ Capital Market. The Board also believes that the resulting higher share price might generate additional interest in the Common Stock among investors who would look upon a stock trading below $1.00 as unduly speculative in nature, and, as a matter of policy or practice, avoid investments in these stocks.

However, while the Board believes that the Reverse Stock Split might cause shares of the Common Stock to trade at higher prices than those which have prevailed in recent fiscal quarters, the actual effect of the Reverse Stock Split upon the market price for the Common Stock cannot be predicted. There are numerous factors and contingencies that could adversely affect the value of the Common Stock, including prevailing economic or market conditions, and the Company’s reported results of operations in future fiscal periods.

The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:

•
the trading price per share of Common Stock after the reverse stock split would rise in proportion to the reduction in the number of pre-split shares of Common Stock outstanding before the reverse stock split;

•
that the total market capitalization of the Common Stock (the aggregate of the then market price) after the proposed reverse split will be equal to or greater than the total market capitalization before the proposed reverse split; or

•
the market price of the Common Stock would also be based on the Company's performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is consummated and the trading price of the Common Stock declines, the percentage decline as an absolute number and as a percentage of the Company's overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split.

THEREFORE, THERE CAN BE NO ASSURANCE THAT THE SHARES OF COMMON STOCK WILL, FOLLOWING THE REVERSE STOCK SPLIT, CONTINUE TO TRADE AT A PRICE THAT WOULD PREVENT THE COMMON STOCK FROM BEING DELISTED FROM THE NASDAQ CAPITAL MARKET.

Nevertheless, if the Reverse Stock Split successfully increases the per share price of the Common Stock, the Board further believes such increase may facilitate future financings by the Company and enhance the Company’s ability to attract and retain employees and other service providers. It should be noted that the liquidity of the Company's Common Stock may be harmed by the proposed reverse split given the reduced number of shares that would be outstanding after the reverse stock split. The Board of Directors is hopeful, however, that the anticipated higher market price will reduce, to some extent, the negative effects on the liquidity and marketability of the Common Stock inherent in some of the policies and practices of institutional investors and brokerage houses described above.

The Board of Directors does not intend for this transaction to be the first step in a series of plans or proposals of a "going private transaction" within the meaning of Rule 13e-3 of the Securities Exchange Act.

The Board has considered the potential harm to the Company that could result from being delisted from the NASDAQ Capital Market and upon an event of default under the Convertible Notes, and has determined that the Reverse Stock Split is the best way to achieve and maintain compliance with NASDAQ’s listing maintenance standards and to fulfill certain of the Company’s contractual obligations with the holders of the Convertible Notes.

Material Effects of the Proposed Reverse Stock Split

If the Board elects to affect the Reverse Stock Split following shareholder approval, the number of issued and outstanding shares of Common Stock would be reduced in accordance with an exchange ratio determined by the Board of Directors within the limits set forth in this Proposal Three. Except for adjustments that may result from the treatment of fractional shares as described below, each shareholder will hold the same percentage of the outstanding Common Stock immediately following the Reverse Stock Split as such shareholder held immediately prior to the Reverse Stock Split. Proportionate voting rights and other rights and preferences of the holders of Common Stock will not be affected by the Reverse Stock Split. For example, a holder of 2% of the voting power of the outstanding shares of Common Stock immediately prior to the Reverse Stock Split would continue to hold approximately 2% of the voting power of the outstanding shares of Common Stock immediately after the Reverse Stock Split. The number of shareholders of record also will not be affected by the Reverse Stock Split

As stated above, although the proposed Reverse Stock Split will not affect the rights of shareholders or any stockholder's proportionate equity interest in the Company, the number of authorized shares of Common Stock will not be reduced. This will increase significantly the ability of the Board to issue authorized and unissued shares without further stockholder action. The issuance in the future of such additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of Common Stock.

The Company has outstanding the Convertible Notes, stock options and warrants. Under the terms of these Convertible Notes, options and warrants, when the Reverse Stock Split becomes effective, the number of shares covered by each of them will be decreased, as displayed in the table above, and the conversion or exercise price per share will be increased in accordance with the exchange ratio of the reverse split.

The following table contains approximate information relating to the Common Stock under the proposed amendment number two based on share information as of February 23, 2007:

	Pre Reverse Split	1-for-2	1-for-3	1-for-4
Outstanding	3,779,256	1,889,628	1,259,752	944,814
Reserved for future issuance pursuant to outstanding stock options	615,225	307,613	205,075	153,804
Reserved for future issuance pursuant to outstanding warrants	4,079,881	2,039,941	1,359,960	1,019,970
Reserved for future issuance pursuant to outstanding convertible preferred stock	220,472	110,236	73,491	55,116
Reserved for future issuance pursuant to outstanding senior secured convertible note	2,374,101	1,187,050	791,367	593,525
Total reserved for future issuance	7,298,679	3,644,840	2,429,893	1,822,415

Upon receiving stockholder approval, the Board of Directors will have the sole discretion to elect, as it determines to be in the best interests of the Company and its shareholders, whether or not to effect a one-for-two, one-for-three, or a one-for-four Reverse Stock Split. The Board of Directors believes that stockholder approval of these amendments granting the Board of Directors this discretion, rather than approval of a specified exchange ratio, provides the Board of Directors with maximum flexibility to react to then-current market conditions and, therefore, is in the best interests of the Company and its shareholders.

Fractional Shares

No fractional certificates will be issued as a result of the proposed Reverse Stock Split. Instead, shareholders who otherwise would be entitled to receive fractional shares, upon surrender to the exchange agent of such certificates representing such fractional shares, will be entitled to receive cash in an amount equal to the product obtained by multiplying (i) the closing sales price of the Common Stock on the effective date as reported on the NASDAQ Capital Market by (ii) the number of shares of Common Stock held by such shareholder that would otherwise have been exchanged for such fractional share interest.

Exchange of Stock Certificates

If approved by the shareholders of the Company, the Reverse Stock Split would become effective on any date selected by the Board prior to the next annual meeting of the shareholders (the “Effective Date”). As soon as practicable after the Effective Date, the Company’s shareholders will be notified that the reverse split has been effected. The Company’s transfer agent, Computershare Trust Company, Inc. will act as exchange agent for purposes of implementing the exchange of stock certificates. Such person is referred to as the “exchange agent.” Holders of pre-reverse split shares will be asked to surrender to the exchange agent certificates representing pre-reverse split shares in exchange for certificates representing post-reverse split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by the exchange agent. No new certificates will be issued to a shareholder until such shareholder has surrendered such shareholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. As soon as practicable after the surrender to the exchange agent of any certificate which prior to the Reverse Stock Split represented shares of common stock, together with a duly executed transmittal letter and any other documents the exchange agent may specify, the exchange agent shall deliver to the person in whose name such certificate had been issued certificates registered in the name of such person representing the number of full shares of common stock into which the shares of common stock previously represented by the surrendered certificate shall have been reclassified and a check for any amounts to be paid in cash in lieu of any fractional share interest. Until surrendered as contemplated herein, each certificate which immediately prior to the Reverse Stock Split represented any shares of common stock shall be deemed at and after the Reverse Stock Split to represent the number of full shares of common stock contemplated by the preceding sentence. Each certificate representing shares of common stock issued in connection with the Reverse Stock Split will continue to bear any legends restricting the transfer of such shares that were borne by the surrendered certificates representing the shares of common stock. Shareholders should not destroy any stock certificate and should not submit any certificates until requested to do so and until they receive a transmittal form from the exchange agent.

Dissenters’ Right of Appraisal

Under the Colorado Business Corporation Act, the Company’s shareholders are not entitled to dissenter’s rights with respect to the proposed amendments to our charter to effect the Reverse Stock Split and the Company will not independently provide the shareholders with any such right.

Certain Federal Income Tax Consequences of a Reverse Stock Split

The following is a summary of the material U.S. federal income tax consequences of a reverse stock split. This summary is based on the Internal Revenue Code, of 1986, as amended (the “Code”), the Treasury Regulations promulgated thereunder, published statements by the Internal Revenue Service (“IRS”) and other applicable authorities on the date of this proxy statement, all of which are subject to change, possibly with retroactive effect. The Company has not and will not request a ruling from the IRS as to the U.S. federal income tax consequences of the Reverse Stock Split, and the following summary is not binding on the IRS or the courts. This summary does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, partnerships and other pass-through entities, broker-dealers and tax-exempt entities. Further, it does not address the tax consequences of the Reverse Stock Split under any state, local or foreign laws, or under U.S. federal tax law other than income tax law. This summary also assumes that the shares of Common Stock held immediately prior to the effective time of the Reverse Stock Split were, and the new shares received will be, held as a “capital asset,” as defined in the Code (generally, property held for investment).

The Company believes that the material U.S. federal income tax consequences of a reverse stock split would be as follows:

•	The Company will not recognize any gain or loss as a result of the reverse stock split.
•	Shareholders will not recognize any gain or loss as a result of the Reverse Stock Split.
•
A shareholder’s aggregate tax basis in the shares of Common Stock held immediately after the Reverse Stock Split will be equal to such shareholder’s aggregate tax basis in the Common Stock immediately prior to the Reverse Stock Split.

•
Each shareholder’s holding period in the Common Stock the shareholder holds immediately after the Reverse Stock Split will include the shareholder’s holding period in the Common Stock held immediately prior to the Reverse Stock Split.

•
Each shareholder receiving cash in lieu of a fractional share will be treated as exchanging such fractional share for cash. Such shareholders will recognize gain or loss with respect to the fractional share equal to the difference between the amount of cash received and his or its basis in the stock given up. Such gain or loss will generally be long term capital gain or loss, provided the shares of the Common Stock were held, or treated as being held, for more than one year prior to the Reverse Stock Split.

The Company’s beliefs regarding the tax consequences of the Reverse Stock Split are not binding on the IRS or the courts. Accordingly, the Company urges all shareholders to consult with their personal tax advisors with respect to all of the potential tax consequences of the Reverse Stock Split.

Resolutions

The following is the full text of the resolutions unanimously passed by the board of directors on January 11, 2007:

WHEREAS, the Company received a letter from NASDAQ Listing Qualifications dated July 21, 2006, notifying the Company that its common stock, no par value per share (the “Common Stock”) will be delisted from the NASDAQ Capital Market, unless the closing bid price for the Common Stock is $1.00 per share or more for a minimum of 10 consecutive trading days before January 17, 2007;

WHEREAS, the Board has determined that it is in the best interests of the Company and its shareholders for the Common Stock to continue to be listed on the NASDAQ Capital Market;

WHEREAS, pursuant to the terms of that certain Securities Purchase Agreement dated as of November 24, 2006, between the Company and each of Harborview Master Fund, L.P., DKR Soundshore Oasis Holding and Monarch Capital Fund Ltd. (collectively, the “Investors”) an event of default shall occur if the Company fails to take such steps as are necessary to maintain the Common Stock’s listing on the NASDAQ Capital Market;

WHEREAS, the Board believes that a reduction in the number of outstanding shares of Common Stock may result in an increase in the trading price for the Common Stock to $1.00 or more, thereby satisfying the listing requirements for continued listing on the NASDAQ Capital Market;

WHEREAS, the Board deems it advisable and in the best interest of the Company to effect a combination of the Company’s outstanding shares of Common Stock using the ratio x:1, with x equaling any whole number, up to and including four; chosen by the Board in its discretion (the “Reverse Stock Split”) and pursuant to which any fractional shares resulting from the Reverse Stock Split, shareholders who otherwise would be entitled to receive fractional shares, upon surrender to the exchange agent of such certificates representing such fractional shares, will be entitled to receive cash in an amount equal to the product obtained by multiplying (i) the closing sales price of the Common Stock on the effective date as reported on the NASDAQ Capital Market by (ii) the number of shares of Common Stock held by such shareholder that would otherwise have been exchanged for such fractional share interest, in order to improve the Company’s ability to achieve compliance with the listing maintenance requirements of the NASDAQ Capital Market and to fulfill certain contractual obligations to the Investors;

NOW THEREFORE BE IT RESOLVED: That, subject to approval by the shareholders of the Company, the Board hereby authorizes and approves the Reverse Stock Split; and be it further

RESOLVED: That the Board recommends that the shareholder of the Company approve the Reverse Stock Split and the Company submit the proposed Reverse Stock Split to the shareholders of the Company for approval; and be it further

RESOLVED: That, to the extent such provisions are not self-executing, the Board or any committee of the Board that administers the Company’s 1993 Non-Qualified Stock Option Plan, 1997 Incentive Stock Option Plan, 2000 Stock Incentive Plan, the Officer and Employee Recruitment Stock Incentive Plan, or the 2003 Stock Option Plan, each as amended and supplemented (collectively, the “Plans”) be, and it hereby is, authorized to adjust the shares of Common Stock reserved for issuance under such Plans, the shares of Common Stock that may be purchased in connection with any unexercised options outstanding under such Plans and the purchase price of such shares, all as may be necessary or appropriate as a result of the Reverse Stock Split; and be it further

RESOLVED: That to the extent such provision are not self-executing, the appropriate officers of the Company be, and they hereby are, authorized to adjust the shares of Common Stock issuable or reserved for issuance under any warrant, convertible debenture or any other agreement, instrument or document granting the right to purchase shares of Common stock (collectively, the “Rights”) and the purchase price of such shares, all as may be necessary or appropriate as a result of the Reverse Stock Split; and be it further

RESOLVED: That the Company will retain Computershare Trust Company, Inc., which currently serves as the Company’s transfer agent and registrar to act as exchange agent in carrying out the Reverse Stock Split; and be it further

RESOLVED: That when, as, and if the shareholders of the Company approve the Reverse Stock Split, the Reverse Stock Split will be effective on any date selected by the Board prior to the next annual meeting of the shareholders of the Company; and be it further

RESOLVED: That the Board reserves the right, even after shareholder approval, to forego the Reverse Stock Split if such action is determined not to be in the best interests of the Company and its shareholders or if the Company regains compliance with NASDAQ Marketplace Rules prior to the effective date of the Reverse Stock Split, and all actions to effect the Reverse Stock Split will terminated; and be it further

RESOLVED: That each officer of the Company (or any one of them) is authorized to take, or cause to be taken, any and all actions that such officer or officers may deem necessary or desirable to carry out the purposes and intent of the foregoing resolutions, and to make, execute, file and deliver, or cause to be made, executed, filed and delivered, all agreements, undertakings, resolutions, documents, instruments or certificates in the name and on behalf of the Company as such officer or officers may deem necessary or desirable in connection therewith; and be it further

RESOLVED: That the actions of the Board and the officers of the Company previously taken in connection with the matters contemplated by the foregoing resolutions are hereby in all respects, authorized, approved, ratified and confirmed as the acts and deeds of the Company.

BOARD RECOMMENDATION

THE BOARD RECOMMENDS A VOTE FOR THE RESOLUTION TO EFFECT THE REVERSE STOCK SPLIT.

PROPOSAL NO. 4

TO CONSIDER AND VOTE UPON APPROVAL OF THE COMPANY’S 2007 EQUITY INCENTIVE PLAN

General

By action taken January 11, 2007, the Board adopted the 2007 Equity Incentive Plan (the “Plan”), subject to approval by the Company’s shareholders. The Board has reserved 1,000,000 shares of Common Stock for issuance under the Plan. No individual may receive an award to purchase more than 200,000 shares under the Plan in any calendar year. A general description of the Plan is set forth below, but such description is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached to this proxy statement as Appendix B.

Description of the Plan

Purpose. The purpose of the Plan is to permit the Board to develop and implement a variety of stock-based programs based on the changing needs of the Company. The Board and senior management of the Company believe it is in the best interests of the Company’s shareholders for officers, employees and certain other persons to own stock in the Company and that such ownership will enhance the Company’s ability to attract highly qualified personnel, strengthen its retention capabilities, enhance the long-term performance of the Company to vest in participants a proprietary interest in the success of the Company and to provide certain “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Internal Revenue Code (the “Code”).

Administration. The Plan will be administered by the compensation committee (the “Committee”) of the Board, which consists of at least two directors, each of whom is both a “non-employee director” within the meaning of Exchange Act Rule 16b-3 and an “outside director” for purposes of Section 162(m) of the Code. Subject to the provisions of the Plan, the Committee will have the authority to (i) select the employees, officers, non-employee directors, individual consultants or independent contractors providing services to the Company or its subsidiaries (the “Participants”) who are to receive awards of stock options, warrants, stock appreciation rights, performance awards, restricted stock, restricted stock units or stock awards (collectively, the “Awards”), and (ii) establish the terms and conditions of the Awards, the number of shares of Company Common Stock subject to such Award, performance criteria, restrictions and other provisions of such Awards. The Committee may, subject to certain limitations required by Section 162(m) and the express language in the Plan that prohibits amending, modifying, extending, canceling or renewing any Award, waive any restrictions or conditions applicable to any Award, and accelerate, continue, extend or defer the vesting of any Award. The Committee may establish rules and policies for administration of the Plan and adopt one or more forms of agreement to evidence Awards made under the Plan. The Committee interprets the Plan and any agreement used under the Plan, and all determinations of the Committee will be final and binding on all persons having an interest in the Plan or any Award issued under the Plan.

Eligibility. Under the Plan, the Committee may grant Awards to employees, officers, non-employee directors or individual consultants or independent contractors providing services to the Company or any present or future parent or subsidiary corporation or other affiliated entity of the Company. While the Committee may grant ISOs only to employees, the Committee may grant NSOs, warrants, restricted stock, restricted stock units, stock appreciation rights, stock awards and performance awards to any eligible Participant. As of January 20, 2007, we had 6 employees, including three executive officers, who are eligible to participate in the Plan. Under the Plan, the Committee has not granted awards to non-employee service providers and does not currently anticipate any change in that practice.

Shares Subject to the Plan. If the Plan is approved, the maximum number of shares issuable under the Plan will be 1,000,000 shares. If any Award lapses, expires or otherwise terminates for any reason without having been exercised or settled in full, or if shares subject to forfeiture or repurchase are forfeited or repurchased by the Company, any such shares will again become available for issuance under the Plan. Shares will not be treated as having been issued under the Plan, and therefore will not reduce the number of shares available for grant to the extent an Award is settled in cash or shares are withheld in satisfaction of tax withholding obligations. Appropriate adjustments will be made to the shares reserved under the Plan, to the other numerical limits on Awards described in this proposal and to outstanding Awards in the event of any change in the Common Stock through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in the Company’s capital structure, or if the Company makes a distribution in a form other than Common Stock (excluding normal cash dividends) that has a material effect on the fair market value of the Company’s Common Stock.

Individual Limit. No more than 200,000 shares may be issued to any participant in any calendar year.

Stock Options. The Committee may grant NSOs and ISOs within the meaning of Section 422 of the Code, or any combination of these. Each option granted under the Plan must be evidenced by a written agreement between the Company and the optionee specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the requirements of the Plan. The exercise price of each option may not be less than the fair market value of a share of Common Stock on the date of grant. However, any ISO granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of the Company’s stock or of any parent or subsidiary corporation must have an exercise price equal to at least 110% of the fair market value of a share of the Common Stock on the date of grant and any such options must not be exercised after the expiration of five years from the date of grant. On February 8, 2007, the closing price of the Common Stock on The NASDAQ Capital Market was $0.55 per share.

The Plan provides that the option exercise price may be paid in cash, by check, or in cash equivalent; by tender of shares of Common Stock owned by the optionee having a fair market value not less than the exercise price; by such other lawful consideration as approved by the Committee; or by any combination of these. Nevertheless, the Committee may restrict the forms of payment permitted in connection with any option grant. No option may be exercised unless the optionee has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the option, including, if permitted or required by us, through the optionee’s surrender of a portion of the option shares to the Company.

Options become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Committee. The maximum term of any option granted under the Plan is ten years, provided, as noted above, that an ISO granted to a ten percent shareholder must have a term not exceeding five years. Subject to the term of an award, an option generally will remain exercisable for three months following the optionee’s termination of service, except that if service terminates as a result of the optionee’s death or disability, the option generally will remain exercisable for twelve months. However, if service is terminated for cause, the option will terminate immediately.

ISOs are nontransferable by the optionee other than by will or by the laws of descent and distribution, and are exercisable during the optionee’s lifetime only by the optionee. NSOs granted under the Plan may be assigned or transferred to the extent permitted by the Committee.

Warrants. The Committee may grant warrants to purchase shares of Common Stock pursuant to the Plan. Each warrant granted under the Plan must be evidenced by a written agreement in such form and including such terms as the Committee shall from time to time approve. The exercise price per share of any warrant may not be less than the fair market value of a share of Common Stock on the date of grant, except as permitted in connection with the issuance of warrants in a transaction to which Section 424(a) of the Code applies, and any such warrant must not be exercised after the expiration of ten years from the date of grant.

Stock Appreciation Rights. The Committee may grant SARs. The exercise price of each SAR may not be less than the fair market value of a share of Common Stock on the date of grant. Upon the exercise of any SAR, the Participant is entitled to receive an amount equal to the excess of the fair market value of the underlying shares of Common Stock as to which the right is exercised over the aggregate exercise price for such shares. At the Committee’s discretion, it may make payment of a SAR in cash or in shares of Common Stock whose fair market value on the exercise date equals the payment amount. The Committee may make payment in a lump sum or it may defer payment in accordance with the terms of the Participant’s Award agreement. The maximum term of any SAR granted under the Plan is ten years.

Restricted Stock and Restricted Stock Units. Shares of restricted stock and restricted stock units (“RSUs”) are subject to such restrictions as the Committee may impose, which may lapse separately or in combination at such time or times, in installments or otherwise as the Committee may deem appropriate. The grant or vesting of restricted stock and RSUs may be performance-based, time-based or both. Restricted stock and RSUs may be “qualified performance-based awards,” as recognized under Code Section 162(m) in which event the grant or vesting or both, as applicable, of such restricted stock or RSUs will be conditioned upon the attainment of performance goals. Except as otherwise determined by the Committee, upon a Participant’s termination of employment (as determined under criteria established by the Committee) during the restriction period, all shares of restricted stock and RSUs subject to restriction, will be forfeited and reacquired by the Company, except that the Committee may waive in whole or in part any or all remaining restrictions with respect to shares of restricted stock or RSUs. The minimum restriction period for restricted stock and RSUs is three years, or one year in the case of performance-based awards.

An Award may, but need not be, a “qualified performance-based award.” These awards are intended to qualify as performance-based compensation under Section 162(m). These performance measures include, but are not limited to:

•	revenue
•	cash flow
•	earnings per share
•	income before taxes, or earnings before interest, taxes, depreciation and amortization
•	return on equity
•	total shareholder return
•	share price performance
•	return on capital
•	return on assets or net assets
•	income or net income
•	operating income or net operating income
•	operating profit or net operating profit
•	operating margin or profit margin
•	return on operating revenue
•	return on invested capital
•	economic value added (or equivalent metric)

These performance measures may be established on a Company-wide basis or with respect to one or more business units, divisions or subsidiaries, can be on an absolute or relative basis and can be measured annually or cumulatively over a time period specified in the Award agreement. A “qualified performance-based award” is a grant of restricted stock or RSUs designated as such by the Committee at the time of grant based upon a determination that: (1) the recipient is or may be a “covered employee” within the meaning of Section 162(m)(3) of the Code in the year in which the Company would expect to be able to claim a tax deduction with respect to such restricted stock or RSU award and (2) the Committee wishes such grant to qualify for the exemption from the limitation on deductibility of compensation with respect to any covered employee imposed by Section 162(m) of the Code. The Committee will specify the performance goals to which any “qualified performance-based award” will be subject.

The provisions of restricted stock and RSUs including any applicable performance goals need not be the same with respect to each participant. During the restriction period, the Committee may require that any stock certificates evidencing restricted shares be noncertificated or be held by the Company. Other than these restrictions on transfer and any other restrictions the Committee may impose, the Participant will have all the rights of a shareholder holding the class or series of stock that is the subject of the restricted stock or RSU award.

Except as may be provided by the Committee, in the event of a Participant’s termination of employment or relationship with the Company prior to all of his restricted stock becoming vested, or in the event any conditions to the vesting of restricted stock have not been satisfied prior to the deadline for the satisfaction of such conditions as set forth in the Award, the shares of restricted stock which have not vested shall be forfeited, and the Committee may provide that any purchase price paid by the Participant be returned to the Participant, or a cash payment equal to the restricted stock’s fair market value on the date of forfeiture, if lower, be paid to the Participant.

Performance Awards. The Committee may grant performance awards to eligible individuals subject to the terms of the Plan. A performance award (1) may take the form of any of the Award types available under the Plan, (2) may be denominated or payable in cash, shares, other securities, other awards or other property, and (3) will provide the Participant with the right to receive payments, in whole or in part, upon the achievement of performance goals established by the Committee. Prior to or at the time of grant, the Committee may designate such Awards as “qualified performance-based awards,” as described above under “Restricted Stock and Restricted Stock Units,” intended to qualify under Code Section 162(m). The vesting or settlement of such awards will be conditioned upon the attainment of one or more of the performance measures described above.

Stock Bonuses, Dividend Equivalents and Other Stock-Based Awards. Stock bonuses and other awards that are valued by reference to, or otherwise based upon, the Common Stock, including without limitation dividend equivalents may also be granted under the Plan, either alone or in conjunction with other Awards.

Cash Bonuses. Cash bonuses may be awarded in connection with an award of restricted stock, RSUs or a stock bonus as performance-based compensation, and, if awarded, will be distributed at the time the recipient recognizes taxable income in connection with the Awards.

Transferability of Awards. Awards are non-transferable other than by will or the laws of descent and distribution. However, in the discretion of the Committee, NSOs, warrants and SARs may be transferred to members of the Participant’s immediate family. The transfer may be made directly or indirectly or by means of a trust, partnership or otherwise. ISOs may be exercised only by the initial optionee, a guardian if state law permits, and upon death of the optionee, by his legal representative or beneficiary.

Change in Control. In the event of a change in control of the Company, and provided that an Award agreement does not include contrary provisions, Awards will become exercisable and nonforfeitable, as follows: any stock options and SARs outstanding as of the date of such change in control which are not then exercisable and vested, will become fully exercisable and vested; the restrictions and deferral limitations applicable to any restricted stock and RSUs will lapse, and such restricted stock and RSUs will become free of all restrictions and become fully vested; all performance awards will be considered to be earned and payable in full; and any deferral or other restriction will lapse and such performance awards will be settled in cash or shares, as determined by the Committee. All restrictions on other Awards will similarly lapse and such Awards will become free of all restrictions and fully vested. Upon a change in control, the Committee may determine that some or all recipients holding outstanding Awards will receive, with respect to some or all of such Awards, as of the effective date of the change in control, cash in an amount equal to the excess of the fair market value of such awards immediately prior to the effective date of the change in control over the exercise price per share of such Awards.

Forfeiture for Financial Reporting Misconduct. If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, if the Participant knowingly or grossly negligently engaged in the misconduct, or if one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, the Participant will be required to reimburse the Company the amount of any payment in settlement of an Award, and the income realized by a Participant in connection with any other stock based award, earned or accrued during the 12 month period following the first public issuance or filing with the SEC (which ever just occurred) of the financial document embodying such financial reporting requirement.

Compliance with Section 409A of the Code. Notwithstanding anything in the Plan to the contrary, any Award that is deferred compensation within the meaning of Code Section 409A will be automatically modified and limited to the extent that the Committee determines necessary to avoid the imposition of the additional tax under Code Section 409A(9)(1)(B) on a Participant holding such Award.

Amendments and Termination. The Board may amend, alter, suspend, discontinue or terminate the Plan at any time and from time to time, but without the approval of the Company’s shareholders, no amendment, alteration, suspension, discontinuation or termination may be made that would (i) increase the number of shares that may be issued under the Plan; (ii) permit granting of options at less than the market price of the Common Stock; (iii) permit the repricing of outstanding options; (iv) amend the maximum shares set forth that may be granted as options, SARs, restricted stock, RSUs, stock bonus or other Awards; (v) extend the term of the Plan; (vi) change the class of persons eligible to participate in the Plan; or (vii) otherwise implement any amendment required to be approved by shareholders under the rules of any applicable stock exchange or NASDAQ Marketplace Rules.

Term of the Plan. The Plan will terminate on the tenth anniversary of the effective date of the Plan, or on any earlier date of discontinuation or termination as determined by the Board.

Federal Income Tax Consequences

Incentive Stock Options. Under present law, an optionee who is granted an ISO does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. Net capital gains on shares held more than 12 months are generally taxed at a maximum federal rate of 15%. Capital losses are generally allowed in full against capital gains and up to $3,000 against other income. If the above holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the fair market value of the stock when the option was exercised and the exercise price. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. Any recognized ordinary income or gain will not be subject to tax withholding by the Company. Unless limited by Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as and at the time the optionee recognizes ordinary income.

Non-qualified Stock Options. An optionee does not recognize any taxable income at the time he or she is granted a NSO. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. The applicable withholding rate for income realized upon exercise of NSOs is 25% for income realized below $1,000,000 and 35% for the excess income over $1,000,000. Unless limited by Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as and at the time the optionee recognizes ordinary income. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee’s exercise price, to the extent not recognized as taxable income as provided above, is treated as a long-term or short-term capital gain or loss, depending on the holding period. Net capital gains on shares held more than 12 months may be taxed at a maximum federal rate of 15% (lower rates may apply depending upon when the shares are acquired and the applicable income tax bracket of the taxpayer). Capital losses are generally allowed in full against capital gains and up to $3,000 against other income.

Restricted Stock and RSUs. Restricted stock awards are generally taxed on the later of grant or the expiration of a substantial risk of forfeiture. A restricted stock award is subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code to the extent the award will be forfeited in the event that the recipient ceases to provide services to the Company. Because the restricted stock grants are subject to a substantial risk of forfeiture, the recipient will not recognize ordinary income at the time the award is granted. Instead the recipient will recognize ordinary income on the earlier of (a) the date the restricted stock is no longer subject to a substantial risk of forfeiture or (b) when the restricted stock becomes transferable. The amount of ordinary income to be recognized is equal to the difference between the amount paid for the restricted stock and the fair market value of the restricted stock on the date the restricted stock is no longer subject to a substantial risk of forfeiture. The ordinary income recognized by the recipient who is an employee will be subject to tax withholding by the Company. Unless limited by Section 162(m) of the Code, the Company is entitled to a tax deduction in the same amount and at the same time as the recipient recognizes ordinary income.

Dividend Equivalents and Other Awards. Other types of awards granted under the Plan, whether distributed in stock or cash, will be treated as ordinary income at the time and to the extent the awards vest and restrictions on them lapse. At such time, the recipient will be subject to income tax on such awards at ordinary income rates, as described above under the previous section, unless the recipient has made a Section 83(b) election at the time of the grant. In the year the award is taxable to the participant, the Company will take a deduction for the amount reported as ordinary income.

The foregoing is only a summary of the general effect of federal income taxation upon the optionee or recipient and the Company with respect to the grant and exercise of options and other Awards under the Plan. This summary does not purport to be complete and does not discuss the tax consequences arising in the context of the optionee’s or recipient’s death or the income tax laws of any municipality, state or foreign country in which the optionee’s or recipient’s income or gain may be taxable.

A copy of the Plan is attached to this proxy statement as Appendix B. The Board believes that the Plan will advance the interests of the Company and its shareholders by providing incentive to officers, employees and certain other persons to serve the Company and facilitating an increase in the proprietary interests of such persons in the Company.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE COMPANY’S 2007 EQUITY INCENTIVE PLAN.

PROPOSAL NO. 5

APPROVAL OF THE ASI 2007 DIRECTOR STOCK OPTION PLAN

General

By action taken January 11, 2007, the Board adopted the ASI 2007 Director Stock Option Plan (the “Director Plan”), subject to shareholder approval. The Board has reserved 200,000 shares of Common Stock for issuance under the Director Plan. A general description of the Director Plan is set forth below, but such description is qualified in its entirety by reference to the full text of the Director Plan, a copy of which is attached to this proxy statement as Appendix C.

Description of the Plan

Purpose. The Company believes the Director Plan is an important incentive to its directors to continue their service to the Company as well as an important incentive to attract highly qualified individuals to serve as directors of the Company in future years., while providing these individuals an opportunity to become owners of Common Stock and further aligning their interests with those of shareholders. Retention and recruitment of highly qualified individuals is vital to the future success and growth of the Company’s business and is in the best interests of the Company’s shareholders. Appropriate compensation plans that support the Company’s objectives and align the interests of shareholders and directors are essential to long term success in the energy business in general and critical to the Company’s business in particular.

Shares Subject to the Director Plan. If the Director Plan is approved, the maximum number of shares issuable under the Director Plan will be 200,000. If any award under the Director Plan lapses, expires or otherwise terminates for any reason without having been exercised or settled in full, or if shares subject to forfeiture or repurchase are forfeited or repurchased by the Company, any such shares will again become available for issuance under the Director Plan. Appropriate adjustments will be made to the shares reserved under the Director Plan, to the other numerical limits on awards and to outstanding options in the event of any change in the Common Stock through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in the Company’s capital structure, or if the Company makes a distribution in a form other than Common Stock (excluding normal cash dividends) that has a material effect on the fair market value of the Common Stock.

Administration. The Director Plan will be administered by the Board, or a committee so appointed by the Board.

Eligibility. Directors of the Company who are not employees of the Company or any subsidiary of the Company (“Eligible Director”) shall be eligible to receive options under the Director Plan.

Stock Options. The Board may grant NSOs or ISOs within the meaning of Section 422 of the Code, or any combination of these. Each option granted under the Director Plan must be evidenced by a written agreement between the Company and the optionee specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the requirements of the Director Plan. The exercise price of each option may not be less than the fair market value of a share of Common Stock on the date of grant. However, any ISO granted to an Eligible Director who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of the Company’s stock or of any parent or subsidiary corporation must have an exercise price equal to at least 110% of the fair market value of a share of Common Stock on the date of grant and any such options must not be exercised after the expiration of five years from the date of grant. On February 8, 2007, the closing price of the Common Stock on The NASDAQ Capital Market was $0.55 per share.

Option Grant Dates. If shares of Common Stock are available for issuance under the Director Plan, on the last trading day of the Company’s fiscal year, or on such other date that is established by the Board, each Eligible Director will be issued an annual grant of options to purchase 20,000 shares of Common Stock with an exercise price equal to fair market value, provided he or she attended at least 75% of the meetings of the Board or any committees on which he or she served in the preceding year (an “Annual Grant”). Upon the election or appointment to the Board after the date of the immediately preceding Annual Grant but before the date chosen for the next Annual Grant, an Eligible Director shall be granted an option to purchase the number of shares of Common Stock (rounded to the nearest whole share) which is determined by multiplying 20,000 shares by a fraction, the numerator of which is the number of months served actually served by the Eligible Director until the date of the next Annual Grant and the denominator of which is 12. The exercise price of such option shall be the fair market value on the date of grant (an “Initial Grant”). The intent of this Initial Grant is to provide the new Eligible Director with a prorated option for the partial year served before the Annual Grant, and that the Initial Grant be awarded on the date that the Eligible Director is appointed or elected to the Board.

If the Board, after consultation with counsel to the Company determines, in its sole discretion, that the Company is in possession of material, nonpublic information about the Company or any of its subsidiaries, the Board may suspend granting the Initial Grant and Annual Grant to each Eligible Director until the second trading day after public dissemination of the information, and the determination by the Board, upon consultation with counsel, that issuance of the options is then appropriate;

The Director Plan provides that the option exercise price may be paid in cash, by check, or in cash equivalent. No option may be exercised unless the optionee has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the option.

Options become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Board. The maximum term of any option granted under the Director Plan is ten years, provided, as noted above, that an ISO granted to a ten percent shareholder must have a term not exceeding five years. Subject to the term of an award, an option generally will remain exercisable for three months following the optionee’s termination of service, except that if service terminates as a result of the optionee’s death or disability, the option generally will remain exercisable for twelve months. However, if service is terminated for cause, the option will terminate immediately.

Under the Director Plan, NSOs and ISOs are nontransferable by the optionee other than by will or by the laws of descent and distribution, and are exercisable during the optionee’s lifetime only by the optionee.

Change in Control. In the event of a change in control of the Company, and provided that an option agreement does not include contrary provisions, any stock options outstanding as of the date of such change in control which are not then exercisable and vested, will become fully exercisable and vested.

Forfeiture for Misconduct. Notwithstanding any other provision of the Director Plan, if, before or after termination of the optionee's capacity as a director of the Company, there is an adjudication by a court of competent jurisdiction that the optionee committed fraud, embezzlement, theft, commission of felony, or proves dishonesty in the course of his relationship with the Company and its affiliates which conduct materially damaged the Company or its affiliates, or disclosed trade secrets of the Company or its affiliates, then any outstanding options which have not been exercised by optionee shall be forfeited. In order to provide the Company with an opportunity to enforce this provision, an option may not be exercised if a lawsuit alleging that an action described in the preceding sentence has taken place until a final resolution of the lawsuit favorable to the optionee..

Amendments and Termination. The Board may amend, alter, suspend, discontinue or terminate the Director Plan at any time and from time to time, but without the approval of the Company’s shareholders, no amendment, alteration, suspension, discontinuation or termination may be made that would (i) increase the number of shares that may be issued under the Director Plan; (ii) permit granting of options at less than the market price of the Common Stock; (iii) permit the repricing of outstanding options; (iv) amend the maximum shares set forth that may be granted as options, or (vii) otherwise implement any amendment required to be approved by shareholders under the rules of any applicable stock exchange or NASDAQ Marketplace Rules.

Term of the Director Plan. The Director Plan will terminate on the tenth anniversary of its effective date, or on any earlier date of discontinuation or termination as determined by the Board.

A copy of the Director Plan is attached to this proxy statement as Appendix C. The Board believes that the Director Plan will advance the interests of the Company and its shareholders by providing incentive to highly qualified individuals to serve the Company as directors and facilitating an increase in the proprietary interests of such persons in the Company.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE ASI 2007 DIRECTOR STOCK OPTION PLAN..

PROPOSAL NO. 6

APPROVAL OF APPOINTMENT OF PANNELL KERR FORSTER OF TEXAS, P. C.
AS THE COMPANY’S INDEPENDENT ACCOUNTANTS
FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2007

The Board, upon recommendation of its Audit Committee, has approved and recommends the appointment of Pannell Kerr Forster of Texas, P.C. (“PKF”), as independent public accountants to conduct an audit of the Company’s financial statements for the fiscal year ending September 30, 2007. This firm has acted as independent public accountants for the Company since August 2004.

Representatives from PKF are expected to be available telephonically at the Annual Meeting and will have the opportunity to make a statement at the Annual Meeting, if they so desire. PKF representatives will also be available to respond to appropriate questions from shareholders.

No report of PKF on the Company’s financial statement for either of the Company’s last two fiscal years contained any adverse opinion or disclaimer of opinion, nor was any such report qualified or modified as to audit scope or accounting principles, but such reports did express substantial doubt about the Company's ability to continue as a going concern. This qualification was based on the significant operating losses reported and a lack of external financing to fund working capital.

In connection with the audits of the Company’s financial statements for the last two fiscal years, there were no disagreements with PKF on any matters of accounting principles, financial statement disclosure or audit scope and procedures which, if not resolved to the satisfaction of PKF, would have caused the firm to make reference to the matter in its report. During the Company’s last two fiscal years, there were no reportable events as described in Item 304(a)(1)(iv) of Regulation S-B.

Approval of this Proposal No. 5 will require the affirmative vote of a majority of the shares of Common Stock represented and voting at the meeting. Abstentions will have the same effect as a vote against the proposal. Non-Votes are not considered present at the meeting for this proposal and will have no effect on the approval. In the event approval is not obtained, the Board of Directors will reexamine its selection of the Company’s independent auditors for the fiscal year ending September 30, 2007.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE APPOINTMENT OF PANNELL KERR FORSTER OF TEXAS, P. C. AS THE COMPANY’S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2007

Principal Accountant Fees and Services

Audit Fees.

As of December 31, 2006, audit fees billed by Pannell Kerr Forster of Texas, P.C. for the audit of the Company’s annual financial statements for the fiscal years ended September 30, 2006 and September 30, 2005, and for the review of the Company’s financial statements included in its Quarterly Reports on Form 10-QSB filed with the SEC for these years were $167,500 and $127,308, respectively.

Audit-Related Fees.

The aggregate fees billed for professional services rendered by Pannell Kerr Forster of Texas, P.C., for assurance and related services in each of the fiscal years ended September 30, 2006 and September 30, 2005, were $23,852 and $15,551, respectively. Audit-Related Fees in both fiscal 2006 and fiscal 2005 were related to audits of the Company’s’ operations in Puerto Rico, multiple Registration Statements on Form S-3 filed with the SEC, and various research matters.

Tax Fees

The aggregate fees billed for professional services rendered by Pannell Kerr Forster of Texas, P.C. for tax compliance, tax advice, and tax planning in each of the fiscal years ended September 30, 2006 and September 30, 2005, were $29,884 and $17,000, respectively. Tax fees in fiscal 2006 were incurred for preparation of our federal and state income tax returns as well as for a review of Internal Revenue Code Section 382 rules related to a proposed transaction and Puerto Rican tax compliance services.

All Other Fees.

There were no other fees billed in either of the fiscal years ended September 30, 2006 or September 30, 2005 for services rendered by Pannell Kerr Forster of Texas, P.C. or not reportable as Audit Fees, Audit-Related Fees or Tax Fees.

Audit Committee Pre-Approval Policies

The Audit Committee has established a policy intended to clearly define the scope of services performed by our independent auditors for non-audit services. This policy relates to audit services, audit-related services, tax and all other services which may be provided by our independent auditor and is intended to assure that such services do not impair the auditor’s independence. The policy requires the pre-approval by the Audit Committee of all services to be provided by the Company’s independent auditor. Under the policy, the Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee or its designee. In addition, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated is required to report to the Audit Committee at its next meeting any services which such member or members has approved. The policy also provides that the Audit Committee will pre-approve the fee levels for all services to be provided by the independent auditor. Any proposed services exceeding these levels will require pre-approval by the Audit Committee.

All of the services provided by the Company’s independent registered public accounting firm described above under the captions Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees were approved by the Audit Committee and the Audit Committee has determined that the auditor independence has not been compromised as a result of providing these services and receiving the fees for such services as noted above.
OTHER MATTERS

The Board knows of no other matters than those described above which are likely to come before the Annual Meeting. If any other matters properly come before the Annual Meeting, persons named in the accompanying form of proxy intend to vote such proxy in accordance with their best judgment on such matters.

SHAREHOLDER PROPOSALS

Any proposals of holders of Common Stock of the Company intended to be presented at the Annual Meeting of Shareholders to be held in 2008 must be received by the Company, addressed to the Secretary of the Company, 8610 N. New Braunfels, Suite 205, San Antonio, Texas 78217, no later than December 15, 2007, to be included in the proxy statement relating to that meeting. Any such proposal must comply with SEC rules and regulations regarding inclusion of shareholder proposals in Company-sponsored proxy materials.

EXPENSES OF SOLICITATION

The cost of solicitation of proxies will be paid by the Company. In addition to solicitation by mail, solicitation of proxies may be made by telephone, the Internet, personal interview, special letter, or telecopy by regular employees of the Company. Brokerage firms will be requested to forward proxy materials to beneficial owners of shares registered in their names and will be reimbursed for their reasonable expenses.

By Order of the Board of Directors

Lori A. Jones, Secretary

 ________, 2007

THE COMPANY WILL FURNISH WITHOUT CHARGE ADDITIONAL COPIES OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2006, TO INTERESTED SECURITY HOLDERS ON REQUEST. THE COMPANY WILL FURNISH TO ANY SUCH PERSON ANY EXHIBITS DESCRIBED IN THE LIST ACCOMPANYING SUCH REPORT UPON PAYMENT OF REASONABLE FEES RELATING TO THE COMPANY’S FURNISHING SUCH EXHIBITS. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE SECRETARY AT THE COMPANY’S ADDRESS PREVIOUSLY SET FORTH.

APPENDIX B

ANALYTICAL SURVEYS, INC.
2007 EQUITY INCENTIVE PLAN

1.	Purpose of the Plan

The purpose of the ANALYTICAL SURVEYS, INC. 2007 Equity Incentive Plan is to permit the Board of Directors to develop and implement a variety of stock-based programs based on the changing needs of the Company. The Board of Directors and senior management of Analytical Surveys, Inc. believe it is in the best interest of its shareholders for officers, employees and certain other persons to own stock in the Company and that such ownership will enhance the Company’s ability to attract highly qualified personnel, strengthen its retention capabilities, enhance the long-term performance of the Company to vest in Participants a proprietary interest in the success of the Company and to provide certain “performance-based compensation” within the meaning of Section l62(m)(4)(C) of the Code.

2.	Definitions

As used in the Plan, the following definitions apply to the terms indicated below:

(a) “Affiliate” shall mean an entity (whether or not incorporated), controlling, controlled by or under common control with the Company.

(b) “Award” shall mean an Option, SAR, Restricted Stock or Restricted Stock Units, Stock Bonus, Cash Bonus, Performance Awards, Warrant, Dividend Equivalent or other equity-based award granted pursuant to the terms of the Plan.

(c) “Award Agreement” shall mean an agreement, in such form and including such terms as the Committee in its sole discretion shall determine, evidencing an Award.

(d) “Beneficiary” shall mean upon the employee’s death, the employee’s successors, heirs, executors and administrators, as the case may be.

(e) “Board of Directors” or “Board” shall mean the Board of Directors of Analytical Surveys, Inc.

(f) “Cash Bonus” shall mean an award of a bonus payable in cash pursuant to Section 11 hereof.

(g) “Cause” shall mean: (i) the Participant’s conviction of any crime (whether or not involving the Company) constituting a felony in the jurisdiction involved; (ii) conduct of the Participant related to the Participant’s employment for which either criminal or civil penalties against the Participant or the Company may be sought; (iii) a violation of law, rule, or regulation, act of embezzlement, fraud, dishonesty, breach of fiduciary duty resulting in loss, damage or injury to the Company; (iv) material violation of the Company’s policies, including, but not limited to those relating to sexual harassment, the disclosure or misuse of confidential information, or those set forth in Company manuals or statements of policy; (v) serious neglect or misconduct in the performance of the Participant’s duties for the Company or willful or repeated failure or refusal to perform such duties.

(h) “Change in Control” shall mean the occurrence of any one of the following events:

(1) An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (1) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); excluding, however, the following: (i) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, or (iv) any acquisition pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (3) of this Section 2(h); or

(2) A change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (such Board shall be hereinafter referred to as the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 2(h), that any individual who becomes a member of the Board subsequent to the Effective Date, whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of those individuals who were members of the Board and who were also members of the Incumbent Board (or became such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided, further, that any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

(3) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (“Corporate Transaction”); excluding, however, such a Corporate Transaction pursuant to which (i) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporation Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (other than the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, 50% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed prior to the Corporate Transaction, and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

(4) The approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

(i) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(j) “Committee” shall mean the Compensation Committee of the Board of Directors; provided, however, that the Committee shall at all times consist of two or more persons, all of whom are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and “outside directors” within the meaning of Section 162(m) of the Code. Each member of the Committee shall be an “independent director” as determined in the NASDAQ Marketplace Rules or the rules or regulations of any exchange on which Company Stock is traded, or any other applicable law or regulation.

(k) “Company” shall mean Analytical Surveys, Inc. or any successor thereto. References to the Company also shall include the Company’s Affiliates unless the context clearly indicates otherwise.

(l) “Company Stock” or “Stock” shall mean the common stock of the Company.

(m) “Disability” shall mean the existence of a physical or mental condition that qualifies for a benefit under the long-term disability plan sponsored by the Company which applies to the Participant. The existence of a Disability shall be determined by the Committee.
(n) “Dividend Equivalents” means any right granted under Section 13.

(o) “Eligible Person” shall mean any employee, officer, non-employee director or an individual consultant or independent contractor providing services to the Company whom the Committee determines to be an Eligible Person.

(p) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(q) “Fair Market Value” shall mean, with respect to a share of Company Stock on an applicable date:

(1) If the principal market for the Company Stock (the “Market”) is a national securities exchange or The NASDAQ Stock Market, the closing sale price reported on the date of the Award or, if no reported sales take place on the applicable date, the average of the high bid and low asked price of Company Stock as reported for such Market on such date or, if no such quotations are made on such date, then on the next preceding day on which there were quotations, provided that such quotations shall have been made within the ten (10) business or trading days preceding the applicable date; or

(2) In the event that paragraph (1) above does not apply, the Fair Market Value of a share of Company Stock on any day shall be determined in good faith by the Committee in a manner consistently applied.

(r) “Immediate Family Members” shall mean a Participant’s spouse, child(ren) and grandchild(ren).

(s) “Incentive Stock Option” shall mean an Option that is an “incentive stock option” within the meaning of Section 422 of the Code and that is identified as an Incentive Stock Option in the agreement by which it is evidenced.

(t) “Non-Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option within the meaning of Section 422 of the Code.

(u) “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option that is granted by the Committee pursuant to Section 6 hereof.

(v) “Participant” shall mean an Eligible Person who receives or is designated to be granted one or more Awards under the Plan.

(w) “Performance Award” shall mean a right granted to an Eligible Person pursuant to Section 12 of the Plan to receive a payment from the Company, in the form of stock, cash or a combination of both, upon the achievement of established employment, service, performance or other goals (each a “Performance Measure”). A Performance Award shall be evidenced by an agreement, the “Performance Award Agreement,” executed by the Participant and the Committee.

(x) “Performance Measures” shall mean any one or more of the following performance measures or criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee in the Award within the time period prescribed by Section 162(m) of the Code and related regulations: (i) revenue; (ii) cash flow, (iii) earnings per share, (iv) income before taxes, or earnings before interest, taxes, depreciation and amortization, (v) return on equity, (vi) total shareholder return, (vii) share price performance, (viii) return on capital, (ix) return on assets or net assets, (x) income or net income, (xi) operating income or net operating income, (xii) operating profit or net operating profit, (xiii) operating margin or profit margin, (xiv) return on operating revenue, (xv) return on invested capital, (xvi) market segment share, (xvii) product release schedules, (xviii) new product innovation, (xix) product cost reduction through advanced technology, (xx) brand recognition/acceptance, (xxi) product ship or sales targets, (xxii) customer segmentation or satisfaction; (xxiii) customer account profitability; or (xxiv) economic value added (or equivalent metric).

(y) “Person” shall mean a “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act.

(z) “Plan” shall mean this Analytical Surveys, Inc. 2007 Incentive Plan, as it may be amended from time to time.

(aa) “Restricted Stock” shall mean an award of Company Stock, the grant, issuance, retention and/or vesting of which is subject to such restrictions, conditions and terms as are provided in an Award Agreement.

(bb) “Restricted Stock Award” shall mean an award of Stock granted to an Eligible Person pursuant to Section 9 of the Plan that is subject to the restrictions on transferability and the risk of forfeiture imposed by the provisions of such Section 9.

(cc) “Restricted Stock Unit” shall mean any award of the right to received Restricted Stock or a cash payment equal to the fair market value of such Company Stock upon the occurrence of some future event, such as the termination of employment, under the terms set forth in an Award Agreement.

(dd) “SAR” or “Stock Appreciation Right” shall mean the right to receive in whole or in part in cash or whole shares of common stock, the Fair Market Value of a share of Company Stock, which right is granted pursuant to Section 7 hereof and subject to the terms and conditions contained therein.

(ee) “Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

(ff) “Stock Bonus” shall mean a grant of a bonus payable in shares of Company Stock pursuant to Section 10 hereof.

(gg) “Subsidiary” shall mean a company (whether a Company, partnership, joint venture or other form of entity) in which the Company, or a company in which the Company owns a majority of the shares of capital stock directly or indirectly, owns an equity interest of fifty percent (50%) or more, and shall have the same meaning as the term “Subsidiary Company” as defined in Section 424(f) of the Code.

(hh) “Vesting Date” shall mean the date established by the Committee on which a Participant has the ability to acquire all or a portion of a grant of a Stock Option or other Award, or the date upon which the restriction on a Restricted Stock or Restricted Stock Units grant shall lapse.

(ii) “Warrant” shall mean any right granted under Section 8 of the Plan.

3. Stock Subject to the Plan

(a) Plan Limit.

Subject to adjustment as provided in Section 15 hereof, the Committee may grant Awards hereunder with respect to shares of Company Stock that in the aggregate do not exceed 1,000,000 shares. The grant of an Award shall not reduce the number of shares of Company Stock with respect to which Awards may be granted pursuant to the Plan, except to the extent shares of common stock are issuable pursuant thereto. Shares subject to Awards granted under the Plan shall count against the foregoing limits at the time they are granted but shall again become available for grant under the Plan as follows:

(1) To the extent that any Options, together with any related rights granted under the Plan, terminate, expire or are cancelled without having exercised the shares covered by such Options, such shares shall again be available for grant under the Plan;

(2) To the extent that any Warrants, together with any related rights granted under the Plan, terminate, expire or are cancelled without having exercised the shares covered by such Warrants, such shares shall again be available for grant under the Plan;

(i) To the extent any shares of Restricted Stock or Restricted Stock Units or any shares of Company Stock granted as a Stock Bonus are forfeited or cancelled for any reason, such shares shall again be available for grant under the Plan; or

(ii) To the extent any shares are issued upon the exercise of an Award by the surrender or tender of Previously Acquired Shares, surrendered or tendered shares shall be available for grant under the Plan.
Shares of Company Stock issued under the Plan may be either newly issued shares or treasury shares, at the discretion of the Committee.

The maximum number of shares of Company Stock that may be issued in the form of Restricted Stock, Stock Bonuses or Restricted Stock Units, is an aggregate of one million (1,000,000) shares.

(b) Individual Limit.

Subject to adjustment as provided in Section 15 hereof, the Committee shall not in any calendar year grant Awards hereunder to any individual Participant with respect to more than 200,000 shares of Company Stock, which limit shall include any shares represented by an Award that has been cancelled. Such Awards may be made up entirely of any one type of Award or any combination of types of Awards available under the Plan, in the Committee’s sole discretion.

4.	Administration of the Plan

(a) The Plan shall be administered by the Committee. Subject to the express provisions and limitations set forth in the Plan, the Committee shall be authorized and empowered to do all things necessary or desirable, in its sole discretion, in connection with the administration of the Plan, including, without limitation, the following:

(1) to prescribe, amend and rescind rules and regulations relating to the Plan and to define terms not otherwise defined herein;

(2) to determine which persons are Participants, to which of such Participants, if any, Awards shall be granted hereunder and the timing of any such Awards;

(3) to grant Awards to Participants and determine the terms and conditions thereof, including the number of shares subject to Awards and the exercise or purchase price of such shares and the circumstances under which Awards become exercisable or vested or are forfeited or expire, which terms may but need not be conditioned upon the passage of time, continued employment, the satisfaction of performance criteria, the occurrence of certain events, or other factors;

(4) to establish or verify the extent of satisfaction of any Performance Measures or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award;

(5) to prescribe and amend the terms of agreements or other documents evidencing Awards made under the Plan (which need not be identical);

(6) to determine whether, and the extent to which, adjustments are required pursuant to Section 15;

(7) to interpret and construe the Plan, any rules and regulations under the Plan and the terms and conditions of any Award granted hereunder, and to make exceptions to any such provisions in good faith and for the benefit of the Company;

(8) without amending the Plan, to grant Awards to Eligible Persons who are foreign nationals performing services for the Company outside of the United States, if any on such terms and conditions different from those specified in the Plan as may in the judgment of the Committee be necessary to foster and promote achievement of the purposes of the Plan and, in furtherance of such purposes, the Committee may adopt, ratify or make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or its subsidiaries operates or has employees; and

(9) to make all other determinations deemed necessary or advisable for the administration of the Plan.

The Company intends that the most substantial number of Awards granted under the Plan to Eligible Persons whom the Committee believes will be “covered employees” under Section 162(m)(3) of the Code will constitute “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

(b) The Committee’s determinations under the Plan may, but need not, be uniform and may be made on a Participant-by-Participant basis (whether or not two or more Participants are similarly situated).

(c) All decisions, determinations and interpretations by the Committee regarding the Plan shall be final and binding on all Participants. The Committee shall consider such factors as it deems relevant to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any director, officer or employee of the Company and such attorneys, consultants and accountants as it may select.

(d) The Committee may, without amendment to the Plan, (i) accelerate the date on which any Option, SAR, Performance Award, Warrant or Stock Bonus granted under the Plan becomes exercisable, or otherwise adjust any of the terms of an Award (except that no such adjustment shall, without the consent of a Participant, reduce the Participant’s rights under any previously granted and outstanding Award unless the Committee determines that such adjustment is necessary or appropriate to prevent such Award from constituting “applicable employee remuneration” within the meaning of Section 162(m) of the Code), (ii) subject to Section 9(a), waive any condition of an Award, or otherwise adjust any of the terms of such Award; provided, however, that (A) other than in connection with a change in the Company’s capitalization as described in Section 15, the exercise price of any Option, SAR or other form of Award may not be reduced without approval of the Company’s shareholders; and (B) the amount payable to a covered employee with respect to a qualified performance-based Award may not be adjusted upwards and the Committee may not waive or alter Performance Measures associated with an Award in a manner that would violate Section 162(m) of the Code; or (iii) as to any Award not intended to constitute “performance-based compensation” under Section 162(m) of the Code, at any time prior to the end of a performance period, the Committee may revise the Performance Measures and the computation of payment if unforeseen events occur which have a substantial effect on the performance of the Company, any subsidiary, division, Affiliate or joint venture of the Company and which, in the judgment of the Committee, make the application of the Performance Measures unfair to the Company or a Participant unless a revision is made. Notwithstanding the forgoing provisions of this Section 4(d), neither the Committee nor the Board may, except for adjustments pursuant to Section 15, or as a result of a Change in Control, materially amend a Restricted Stock or Restricted Stock Unit Award, including an acceleration or waiver of a restriction thereof.

(e) The Committee may determine whether an authorized leave of absence, change in status, or absence in military or government service, shall constitute termination of employment, subject to applicable law.

(f) No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

5.	Eligible Persons

The persons who shall be eligible to receive Awards pursuant to the Plan shall be those Eligible Persons defined in Section 2(o) who are designated by the Committee.

6.	Options

The Committee may grant Options pursuant to the Plan. Each Option shall be evidenced by an Award Agreement in such form and including such terms as the Committee shall from time to time approve. Except as otherwise provided in the Plan, Options shall comply with and be subject to the following terms and conditions:

(a) Identification of Options.

Each Option granted under the Plan shall be clearly identified in the applicable Award Agreement as either an Incentive Stock Option or as a Non-Qualified Stock Option. In the absence of such identification, an Option shall be deemed to be a Non-Qualified Stock Option.
(b) Exercise Price.

The exercise price-per-share of any Option granted under the Plan shall be such price as the Committee shall determine which shall not be less than 100% of the Fair Market Value of a share of Company Stock on the date on which such Option is granted, except as permitted in connection with the issuance of Options in a transaction to which Section 424(a) of the Code applies.

(c) Term and Exercise of Options.

(1) Except as provided in the Plan or in an Award Agreement, each Option shall remain exercisable until the expiration of ten (10) years from the date such Option was granted; provided, however, that each Stock Option shall be subject to earlier termination, expiration or cancellation as otherwise provided in the Plan.

(2) Each Option shall be exercisable in whole or in part; provided, however, that no partial exercise of an Option shall be for an aggregate exercise price of less than $1,000 unless such partial exercise represents the entire unexercised portion of the Option or the entire portion of the Option that is then exercisable. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of an Option, the Award Agreement evidencing such Option shall be returned to the Participant exercising such Option together with the delivery of the certificates described in Section 6(c)(4) hereof.

(3) An Option shall be exercised by delivering notice to the Company’s principal office, to the attention of its Secretary, no less than five business days in advance of the effective date of the proposed exercise, and by paying the Company the full purchase price of the shares to be acquired upon exercise of the Option in the manner provided in Section 14(j). Such notice shall be accompanied by the Award Agreement or Agreements evidencing the Option shall specify the number of shares of Company Stock with respect to which the Option is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such Award Agreement or Agreements shall be returned to him.

(4) Certificates for shares of Company Stock purchased upon the exercise of an Option shall be issued in the name of the Participant or his or her Beneficiary (or permitted transferee), as the case may be, and delivered to the Participant or his or her Beneficiary (or permitted transferee), as the case may be, as soon as practicable following the effective date on which the Option is exercised.

(5) The Committee may at its sole discretion on a case by case basis, in any applicable agreement evidencing an Option (other than, to the extent inconsistent with the requirements of Section 422 of the Code, an Incentive Stock Option), permit a Participant to transfer all or some of the Options to (A) the Participant’s Immediate Family Members, or (B) a trust or trusts for the exclusive benefit of such Immediate Family Members. Following any such transfer, any transferred Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.

(d) Limitations on Grant of Incentive Stock Options.

(1) To the extent that the aggregate Fair Market Value (determined as of the time the option is granted) of any stock with respect to which Incentive Stock Options granted under the Plan and all other plans of the Company (and any plans of any “Subsidiary Company” or “Parent Company” of the Company within the meaning of Section 424 of the Code) are first exercisable by any employee during any calendar year shall exceed the maximum limit, if any, imposed from time to time under Section 422 of the Code, such Options in excess of such limit shall be treated as Non-Qualified Stock Options. In such an event, the determination of which Options shall remain Incentive Stock Options and which shall be treated as Non-Qualified Stock Options shall be based on the order in which such Options were granted. All other terms and provisions of such Options that are deemed to be Non-Qualified Stock Options shall remain unchanged.

(2) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its “Subsidiary Companies” (within the meaning of Section 424 of the Code), unless (A) the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of a share of Company Stock at the time such Incentive Stock Option is granted and (B) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

7.	Stock Appreciation Rights (SARs)

The Committee may grant SARs pursuant to the Plan, which SARs shall be evidenced by Award Agreements in such form as the Committee shall from time to time approve. SARs shall comply with and be subject to the following terms and conditions:

(a) Exercise Price.

The exercise price of any SAR granted under the Plan shall be determined by the Committee at the time of the grant of such SAR, which shall not be less than 100% of the Fair Market Value of a share of Company Stock on the date on which such SAR is granted.

(b) Benefit Upon Exercise.

(1) The exercise of a SAR with respect to any number of shares of Company Stock shall entitle a Participant to a payment, for each such share, equal to the excess of (A) the Fair Market Value of a share of Company Stock on the exercise date over (B) the exercise price of the SAR. Payment may be made in whole or in part in cash, whole shares of the Company’s common stock, or a combination of cash and stock.

(2) All payments under this Section 7(b) shall be made as soon as practicable, but in no event later than five business days, after the effective date of the exercise of the SAR.

(c) Term and Exercise of SARs.

(1) Each SAR shall be exercisable on such date or dates, during such period and for such number of shares of Company Stock as shall be determined by the Committee and set forth in the agreement evidencing such SAR; provided, however, that no SAR shall be exercisable after the expiration of ten (10) years from the date such SAR was granted; and, provided, further, that each SAR shall be subject to earlier termination, expiration or cancellation as provided in the Plan.

(2) Each SAR, may be exercised in whole or in part; provided, however, that no partial exercise of a SAR shall be for an aggregate exercise price of less than $1,000. The partial exercise of a SAR shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of a SAR, the Award Agreement evidencing such SAR, marked with such notations as the Committee may deem appropriate to evidence such partial exercise, shall be returned to the Participant exercising such SAR, together with the payment described in Section 7(b)(1) or 7(b)(2) hereof.

(3) A SAR shall be exercised by delivering notice to the Company’s principal office, to the attention of its Secretary, no less than five business days in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the applicable Award Agreement evidencing the SAR, shall specify the number of shares of Company Stock with respect to which the SAR is being exercised and the effective date of the proposed exercise, and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case the Award Agreement evidencing the SAR shall be returned to him.

(4) Except as otherwise provided in an applicable Award Agreement, during the lifetime of a Participant, each SAR granted to a Participant shall be exercisable only by the Participant and no SAR shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. The Committee may, in any applicable Award Agreement evidencing a SAR, permit a Participant to transfer all or some of the SAR to (A) the Participant’s Immediate Family Members, or (B) a trust or trusts for the exclusive benefit of such Immediate Family Members. Following any such transfer, any transferred SARs shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.

8.	Warrants

The Committee may grant Warrants pursuant to the Plan. Each Warrant shall be evidenced by an Award Agreement in such form and including such terms as the Committee shall from time to time approve. Except as otherwise provided in the Plan, Warrants shall comply with and be subject to the following terms and conditions:

(a) Identification of Warrants.

Each Warrant granted under the Plan shall be identified as such in the applicable Award Agreement.

(b) Exercise Price.

The exercise price-per-share of any Warrant granted under the Plan shall be such price as the Committee shall determine which shall not be less than 100% of the Fair Market Value of a share of Company Stock on the date on which such Warrant is granted, except as permitted in connection with the issuance of Warrants in a transaction to which Section 424(a) of the Code applies.

(c) Term and Exercise of Warrants.

(1) Except as provided in the Plan or in an Award Agreement, each Warrant shall remain exercisable until the expiration of ten (10) years from the date such Warrant was granted; provided, however, that each Warrant shall be subject to earlier termination, expiration or cancellation as otherwise provided in the Plan.

(2) Each Warrant shall be exercisable in whole or in part; provided, however, that no partial exercise of an Warrant shall be for an aggregate exercise price of less than $1,000 unless such partial exercise represents the entire unexercised portion of the Warrant or the entire portion of the Warrant that is then exercisable. The partial exercise of a Warrant shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of a Warrant, the Award Agreement evidencing such Warrant shall be returned to the Participant exercising such Warrant together with the delivery of the certificates described in Section 6(c)(4) hereof.

(3) A Warrant shall be exercised by delivering notice to the Company’s principal office, to the attention of its Secretary, no less than five business days in advance of the effective date of the proposed exercise, and by paying the Company the full purchase price of the shares to be acquired upon exercise of the Warrant in the manner provided in Section 14(j). Such notice shall be accompanied by the Award Agreement or Agreements evidencing the Warrant and shall specify the number of shares of Company Stock with respect to which the Warrant is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such Award Agreement or Agreements shall be returned to him.

(4) Certificates for shares of Company Stock purchased upon the exercise of a Warrant shall be issued in the name of the Participant or his or her Beneficiary (or permitted transferee), as the case may be, and delivered to the Participant or his or her Beneficiary (or permitted transferee), as the case may be, as soon as practicable following the effective date on which the Warrant is exercised.

(5) The Committee may at its sole discretion on a case-by-case basis, in any applicable agreement evidencing a Warrant, permit a Participant to transfer all or some of the Warrants to (A) the Participant’s Immediate Family Members, or (B) a trust or trusts for the exclusive benefit of such Immediate Family Members. Following any such transfer, any transferred Warrants shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.

9.	Restricted Stock or Restricted Stock Units

The Committee may grant shares of Restricted Stock or Restricted Stock Units pursuant to the Plan, and may provide that a portion of a Participant’s compensation may be granted in the form of Restricted Stock or Restricted Stock Units. Each grant of shares of Restricted Stock or Restricted Stock Units shall be evidenced by an Award Agreement in such form and containing such terms and conditions and subject to such agreements or understandings as the Committee shall from time to time approve. Each grant of shares of Restricted Stock or Restricted Stock Units shall comply with and be subject to the following terms and conditions:

(a) Issue Date and Vesting Date; Minimum Restriction Period.

At the time of the grant of Restricted Stock or Restricted Stock Units, the Committee shall establish the date of issuance and vesting with respect to such shares or Awards. In the case of Restricted Stock Units, no shares of Company Stock shall be issued when the Award is granted, but rather upon the lapse of restrictions and the restricted period, at which time, shares of Company Stock or other cash or property shall be issued to the Participant holding the Restricted Stock Units. The restriction period for an Award of Restricted Stock and Restricted Stock Units shall not be less than three (3) years, except that a restriction period of at least one (1) year is permitted if the Award is performance based.

(b) Conditions to Vesting.

At the time of the grant of Restricted Stock or Restricted Stock Units, the Committee may impose such restrictions and conditions, not inconsistent with the provisions hereof, to the vesting of such shares or units, as it, in its absolute discretion, deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of Restricted Stock or Restricted Stock Units, that the Participant or the Company achieve such Performance Measures including, but not limited to the period of active service as the Committee may specify at the time of the grant.

(c) Restrictions on Transfer Prior to Vesting.

Prior to the vesting of Restricted Stock or Restricted Stock Units, no transfer of a Participant’s rights with respect to such shares or units, whether voluntary or involuntary, by operation of law or otherwise, shall vest the transferee with any interest or right in or with respect to such shares or units, but immediately upon any attempt to transfer such rights, such shares or units, and all of the rights related thereto, shall be forfeited by the Participant and the transfer shall be of no force or effect.

(d) Certificates.

Restricted Stock issued prior to the Vesting Date may be certificated or uncertificated, as determined by the Committee.

(1) Except as otherwise provided in this Section 9 hereof, reasonably promptly after the date identified in the Award Agreement for issuance of certificated shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such shares were granted, evidencing such shares; provided, that the Company shall not cause to be issued such a stock certificate unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the ANALYTICAL SURVEYS, INC. 2007 Equity Incentive Plan and an Award Agreement entered into between the registered owner of such shares and ASI Energy, a division of Analytical Surveys, Inc. A copy of the Plan and Award Agreement is on file in the office of the Secretary of Analytical Surveys, Inc., 8625 N. New Braunfels, San Antonio, Texas 78217.

Such legend shall not be removed from the certificate evidencing such shares until such shares vest pursuant to the terms of the Award Agreement.

(2) Each certificate issued pursuant to Section 9(d)(1) hereof, together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be deposited by the Company with a custodian designated by the Company (which custodian may be the Company). The Company shall cause such custodian to issue to the Participant a receipt evidencing the certificates held by it which are registered in the name of the Participant.

(e) Consequences Upon Vesting.

Upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Section 9(c) hereof shall cease to apply to such share. Reasonably promptly after a share of Restricted Stock vests pursuant to the terms hereof, the Company shall cause to be issued and delivered to the Participant to whom such shares (whether certificated or uncertificated) were granted, a certificate evidencing such share, free of the legend set forth in Section 9(d)(1) hereof, together with any other property of the Participant held by the custodian pursuant to Section 9(d) hereof.

(f) Failure to Vest.

Except as may be provided by the Committee, in the event of a Participant’s termination of employment or relationship with the Company prior to all of his Restricted Stock becoming vested, or in the event any conditions to the vesting of Restricted Stock have not been satisfied prior to the deadline for the satisfaction of such conditions as set forth in the Award, the shares of Restricted Stock which have not vested shall be forfeited, and the Committee may provide that (i) any purchase price paid by the Participant be returned to the Participant or (ii) a cash payment equal to the Restricted Stock’s Fair Market Value on the date of forfeiture, if lower be paid to the Participant.

(g) Voting Rights and Dividends.

The Participant shall have the right to vote all shares of Restricted Stock during the period the restriction is enforced. Whenever such voting rights are to be exercised, the Company shall provide the Participant with the same notices and other materials as are provided to other holders of the Stock, and the Participant shall be provided adequate opportunity to review the notices and material and vote the Restricted Stock allocated to him or her. Any dividends authorized by the Company to be paid to the Participant during the period the restriction is enforced, will be subject to the same restrictions as the underlying shares upon which the dividend is declared.

10.	Stock Bonuses

The Committee may grant Stock Bonuses in such amounts as it shall determine from time to time, subject to the limit set forth in Section 3 hereof. A Stock Bonus shall be in lieu of all or a portion of a Participant’s salary or bonus and shall be paid at such time (including a future date selected by the Committee at the time of grant) and subject to such conditions as the Committee shall determine at the time of the grant of such Stock Bonus. By way of example and not by way of limitation, the Committee may require, as a condition to the payment of a Stock Bonus, that the Participant or the Company achieve such Performance Measures as the Committee may specify at the time of the grant. Certificates for shares of Company Stock granted as a Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is required to be paid. Prior to the date on which a Stock Bonus awarded hereunder is required to be paid, such Award shall constitute an unfunded, unsecured promise by the Company to distribute Company Stock in the future.

11.	Cash Bonuses

The Committee may, in its absolute discretion, in connection with any grant of Restricted Stock, Restricted Stock Units, Stock Bonus, Warrants or Non-Qualified Stock Options or at any time thereafter, grant a Cash Bonus, payable promptly after the date on which the Participant is required to recognize income for federal income tax purposes in connection with such grant of Restricted Stock, Restricted Stock Units, Non-Qualified Stock Options, Warrants or Stock Bonuses, in such amounts as the Committee shall determine from time to time; provided, however, that in no event shall the amount of a Cash Bonus exceed the Fair Market Value of the related shares of Restricted Stock or Restricted Stock Units or Stock Bonus on such date on the limits set forth in Section 3(b). A Cash Bonus shall be subject to such conditions as the Committee shall determine at the time of the grant of such Cash Bonus. Notwithstanding anything contained herein to the contrary, a Cash Bonus is intended to be qualified performance-based compensation under Section 162(m) and the rules and regulations thereunder, and no payment shall be made under any such Cash Bonus until the Committee certifies in writing that the Performance Measures for the performance period have in fact been achieved.

12.	Performance Awards

The Committee may grant Performance Awards which may be earned based upon achievement of Performance Measures. With respect to each such award, the Committee shall establish a performance period over which achievement of Performance Measures shall be determined and performance measures to be met or exceeded. Such standards shall be established at the time of such award and set forth in the Award Agreement.

(a) Performance Awards.

Each Performance Award shall have a maximum value established by the Committee at the time of such award.

(b) Performance Measures.

Performance Awards shall be awarded to an Eligible Person contingent upon future performance of the Company and/or the Company’s subsidiary, division or department in which such person is employed over the performance period. The Committee shall establish the Performance Measures applicable to such performance.

(c) Award Criteria.

In determining the value of Performance Awards, the Committee shall take into account an eligible person’s responsibility level, performance, potential, cash compensation level, unexercised Options, other incentive awards and such other considerations as it deems appropriate. Notwithstanding the preceding sentence, to the extent necessary for a Performance Award payable in cash to be qualified performance-based compensation under Section 162(m) of the Code and the rules and regulations thereunder, the maximum amount that may be paid under all such Performance Awards to any one person during any calendar year shall be $1,500,000.

(d) Payment.

Following the end of each performance period, the Participant holding each Performance Award shall be entitled to receive payment of an amount, not exceeding the maximum value of the Performance Award, based on the achievement of the Performance Measures for such performance period, as determined by the Committee. Payment of Performance Awards may be made wholly in cash, wholly in shares of common stock or a combination thereof, all at the discretion of the Committee. Payment shall be made in a lump sum or in installments, and shall be subject to such vesting and other terms and conditions as may be prescribed by the Committee for such purpose in the Award Agreement. Notwithstanding anything contained herein to the contrary, in the case of a Performance Award intended to be qualified performance-based compensation under Sec tion 162(m) and the rules and regulations thereunder, no payment shall be made under any such Performance Award until the Committee certifies in writing that the Performance Measures for the performance period have in fact been achieved.

(e) Other Terms and Conditions.

When a Performance Award is payable in installments in common stock, if determined by the Committee, one or more stock certificates or book-entry credits registered in the name of the Participant representing shares of common stock which would have been issuable to the Participant if such payment had been made in full on the day following the end of the applicable performance period may be registered in the name of such Participant, and during the period until such installment becomes due such Participant shall have the right to receive dividends (or the cash equivalent thereof) and shall also have the right to vote such common stock and all other shareholder rights (in each case unless otherwise provided in the agreement evidencing the Performance Award), with the exception that (i) the Participant shall not be entitled to delivery of any stock certificate until the installment payable in shares becomes due, (ii) the Company shall retain custody of any stock certificates until such time and (iii) the Participant may not sell, transfer, pledge, exchange, hypothecate or dispose of such common stock until such time. A distribution with respect to shares of common stock payable in installments which has not become due, other than a distribution in cash, shall be subject to the same restrictions as the shares of common stock with respect to which such distribution was made, unless otherwise determined by the Committee.

(f) Performance Award Agreements.

Each Performance Award shall be evidenced by an agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve.

13.	Dividend Equivalents and Other Equity-Based Awards

The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of shares with respect to a number of shares determined by the Committee. Subject to the terms of the Plan, such Dividend Equivalents may have such terms and conditions as the Committee shall determine. The Committee may grant other types of equity-based Awards in such amounts and subject to such terms and conditions, as the Committee shall in its sole discretion may determine, subject to the provisions of the Plan. Stock Awards may entail the transfer of actual shares of Company Stock to Participants, or payment in cash or otherwise of amounts based on the value of shares of Company Stock.

14. Other Provisions Applicable to Awards.

(a) Change in Control.

(1) Acceleration of vesting.

Notwithstanding any other provision of the Plan to the contrary, unless otherwise provided by the Committee in any Award Agreement, in the event of a Change in Control:

(i) Any Options, Stock Appreciation Rights and Warrants outstanding as of the date of such Change in Control, and which are not then exercisable and vested, shall become fully exercisable and vested.

(ii) The restrictions and deferral limitations applicable to any Restricted Stock or Restricted Stock Units shall lapse, and such Restricted Stock or Restricted Stock Units shall become free of all restrictions and become fully vested.

(iii) All Performance Awards shall be considered to be earned and payable in full, and any deferral or other restriction shall lapse and such Performance Awards shall be settled in cash or shares, as determined by the Committee, as promptly as is practicable.

(iv) All restrictions on other Awards shall lapse and such Awards shall become free of all restrictions and become fully vested.

(2) Cash Payment for Options.

If a Change in Control of the Company occurs, then the Committee, if approved by the Committee in its sole discretion either in an Award Agreement issued at the time of the grant or at any time after the grant of an Award, and without the consent of any Participant affected thereby, may determine that:

(i) some or all Participants holding outstanding Awards will receive, with respect to some or all of the shares of Company Stock subject to such Awards, as of the effective date of any such Change in Control of the Company, cash in an amount equal to the excess of the Fair Market Value of such shares immediately prior to the effective date of such Change in Control of the Company over the exercise price per share of such Awards; and

(ii) with respect to any granted and outstanding Award, the Fair Market Value of the shares of Company Stock underlying such Award is less than or equal to the exercise price per share of such Award as of the effective date of the applicable Change in Control and the Award, therefore, shall terminate as of the effective date of the applicable Change in Control.

If the Committee makes a determination as set forth in subparagraph (i) of this subsection (2), then as of the effective date of any such Change in Control of the Company such Awards will terminate as to such shares and the Participants formerly holding such Awards will only have the right to receive such cash payment(s). If the Committee makes a determination as set forth in subparagraph (ii) of this subsection (2), then as of the effective date of any such Change in Control of the Company such Awards will terminate, become void and expire as to all unexercised shares of Common Stock subject to such Awards on such date, and the Participants formerly holding such Awards will have no further rights with respect to such Awards.

(3) Limitation on Change in Control Payments.

Any limitations on payments made due to a Change in Control shall be set forth in the Award Agreement.

(b) Suspension or Cancellation for Cause.

If the Committee reasonably believes that a Participant has committed an act of misconduct which the Committee determines may constitute Cause, it may suspend the Participant’s right to exercise any rights under an Award pending a determination by the Committee. If the employment of a Participant is terminated by the Company for Cause, then the Committee shall have the right to cancel any Awards granted to the Participant, whether or not vested, under the Plan. Any rights the Company may have hereunder in respect of the events giving rise to Cause shall be in addition to the rights the Company may have under any other agreement with a Participant or at law or in equity. Any determination of whether a Participant’s employment is (or is deemed to have been) terminated for Cause shall be made by the Committee in its sole discretion, which determination shall be final and binding on all parties. If, subsequent to a Participant’s termination of employment (whether voluntary or involuntary) without Cause, it is discovered that the Participant’s employment could have been terminated for Cause, such Participant’s employment shall be deemed to have been terminated for Cause. A Participant’s termination of employment for Cause shall be effective as of the date of the occurrence of the event giving rise to Cause, regardless of when the determination of Cause is made.

(c) Right of Recapture.

If at any time within one year after the date on which a Participant exercises rights under an Award, or if income is realized by a Participant in connection with any other stock-based award (each of which events shall be a “realization event”), if the Committee determines in its discretion that the Company has been materially harmed by the Participant, whether such harm (i) results in the Participant’s termination or deemed termination of employment for Cause or (ii) results from any activity of the Participant determined by the Committee to be in competition with any activity of the Company, or otherwise prejudicial, contrary or harmful to the interests of the Company (including, but not limited to, accepting employment with or serving as a consultant, adviser or in any other capacity to an entity that is in competition with or acting against the interest of the Company), then any gain realized by the Participant from the realization event shall be paid by the Participant to the Company upon notice from the Company. Such gain shall be determined as of the date of the realization event, without regard to any subsequent change in the Fair Market Value of a share of Company Stock. The Company shall have the right to offset such gain against any amounts otherwise owed to the Participant by the Company (whether as wages, vacation pay, or pursuant to any benefit plan or other compensatory arrangement).

(d) Forfeiture for Financial Reporting Misconduct.

If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, if the Participant knowingly or grossly negligently engaged in the misconduct, or if one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes — Oxley Act of 2002, the Participant shall reimburse the Company the amount of any payment in settlement of an Award, and the income realized by a Participant in connection with any other stock based award, earned or accrued during the twelve (12) month period following the first public issuance or filing with the Securities and Exchange Commission (which ever just occurred) of the financial document embodying such financial reporting requirement.

(e) Consideration of Awards.

Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.

(f) Awards May Be Granted Separately or Together.

Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Company other than the Plan. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(g) No Limit on Other Compensation Arrangements.

Nothing contained in the Plan shall prevent the Company from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(h) No Right to Employment, etc.

The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company. In addition, the Company may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise provided in the Plan or in any Award Agreement.

(i) No Fractional Shares.

No fractional shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of a fractional share, or whether fractional rights shall be cancelled or otherwise eliminated.

(j) Forms of Payment Under Awards.

Subject to the terms of the Plan, payments or transfers to be made by the Company upon the grant, exercise or settlement of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, shares, other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments, in each case in accordance with rules of the Committee.

Except as provided herein, the purchase price of each share of Stock purchased by an Eligible Person or transferee upon the exercise of any Option or other Award requiring payment shall be paid: (i) in United States Dollars in cash or by check, bank draft or money order payable to the order of the Company; (ii) at the discretion of the Committee, through the delivery of shares of Stock, having initially or as a result of successive exchanges of shares, an aggregate fair market value (as determined in the manner provided under this Plan) equal to the aggregate purchase price for the Stock as to which the Option is being exercised; (iii) at the discretion of the Committee, by a combination of both (i) and (ii) above; or (iv) by such other method as may be permitted in the written stock option agreement between the Company and the Optionee.

(k) Limits on Transfer of Awards.

Subject to Sections 6(c), 7(c) and 8(c), no Award and no right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act or the rules promulgated thereunder; provided, however, that, if so determined by the Committee, a Participant may, designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant. Except as otherwise provided in Sections 6(c), 7(c) or 8(c), or any applicable Award Agreement or amendment thereto, each Award or right under any Award shall be exercisable during the Participant’s lifetime only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative. Any Award which is transferred pursuant to a qualified domestic relations order or as otherwise permitted by the Plan and the applicable Award Agreement shall remain subject to the terms and conditions set forth in the Award Agreement and the Plan. Except as otherwise provided in any applicable Award Agreement or amendment thereto, no Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company.

(l) Term of Awards.

The term of each Award shall be for such periods as may be determined by the Committee at the time of grant but in no event shall any Award have a term of more than 10 years.

15.	Adjustment Upon Changes in Company Stock

(a) Adjustments.

In the event that any dividend or other distribution (whether in the form of cash, shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares or other securities of the Company or other similar corporate transaction or event affecting shares of the Company will result in the diminution or enlargement of any of the benefits or potential benefits intended to be made available under the Plan or under an Award (including, without limitation, the benefits or potential benefits of provisions relating to the term, vesting or exercisability of any Option, Warrant or the availability of any Stock Appreciation Rights, if any, contained in any Award, and any Change in Control or similar provisions of any Award), the Committee shall adjust any or all of (i) the number and type of shares (or other securities or other property) which thereafter may be made the subject of Awards under the Plan, (ii) the number and type of shares (or other securities or other property) subject to outstanding Awards and (iii) the purchase or exercise price with respect to any Award.

(b) Outstanding Restricted Stock.

Unless the Committee in its absolute discretion otherwise determines, any securities or other property (including dividends paid in cash) received by a Participant with respect to a share of Restricted Stock, which has passed its issuance date but has not vested as of the date of such event, as a result of any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares or otherwise, not involving a Change in Control, shall not vest until such share of Restricted Stock vests in accordance with a Participant’s Award Agreement, and shall be promptly deposited with the custodian designated pursuant to Paragraph 9(d)(2) hereof.

16.	Rights as a Shareholder

No person shall have any rights as a shareholder with respect to any shares of Company Stock covered by or relating to any Option Warrant or Restricted Stock Unit granted pursuant to the Plan until the date that the Participant becomes the registered owner of such shares. Except as otherwise expressly provided in Section 15 hereof, no adjustment to any Option Warrant or Restricted Stock Unit shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

17.	No Special Employment Rights; No Right to Award

(a) Nothing contained in the Plan or any Award shall confer upon any Participant any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Award.

(b) No person shall have any claim or right to receive an Award hereunder. The Committee’s granting of an Award to a Participant at any time shall neither require the Committee to grant an Award to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.

18.	Securities Matters

(a) The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any interests in the Plan or any shares of Company Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Company Stock pursuant to the Plan unless and until the
Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange or market on which shares of Company Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Company Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

(b) The exercise of any Option granted hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of shares of Company Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange or market on which shares of Company Stock are traded.

19.	Compliance with Rule 16b-3

It is intended that the Plan be applied and administered in compliance with Rule l6b-3. If any provision of the Plan would be in violation of Rule 16b-3 if applied as written, such provision shall not have effect as written and shall be given effect so as to comply with Rule l6b-3, as determined be the Committee. The Committee is authorized to amend the Plan and to make any such modifications to Award Agreements to comply with Rule l6b-3, as it may be amended from time to time, and to make any other such amendments or modifications deemed necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3.

20.	Tax Matters

(a) Withholding. To the extent required by applicable federal, state, local or foreign law, the Committee may and/or a Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise with respect to any issuance, exercise or vesting of an Award, or any disposition of shares of Company Stock. The Company shall not be required to issue shares or to recognize the disposition of such shares until such obligations are satisfied. To the extent permitted or required by the Committee, these obligations may or shall be satisfied by having the Company withhold a portion of the shares of stock that otherwise would be issued to a Participant under such Award or by tendering a Participant’s Previously Acquired Shares.

(b) Required Consent to and Notification of Code Section 83(b) Election. No election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Code Section 83(b)) or under a similar provision of the laws of a jurisdiction outside the United States may be made unless expressly permitted by the terms of the Award Agreement or by action of the Committee in writing prior to the making of such election. In any case in which a Participant is permitted to make such an election in connection with an Award, the Participant shall notify the Company of such election within ten (10) days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicable provision.

(c) Requirement of Notification Upon Disqualifying Disposition Under Code Section 421(b). If any Participant shall make any disposition of shares of stock delivered pursuant to the exercise of an ISO under the circumstances described in Code Section 421(b) (i.e., a disqualifying disposition), such Participant shall notify the Company of such disposition within ten (10) days thereof.

21.	Amendments

Except to the extent prohibited by applicable law and unless otherwise expressly provided in the Plan:

(a) Amendments to the Plan.

The Board of Directors of the Company may amend, alter, suspend, discontinue or terminate the Plan at any time and from time to time; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the shareholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval, would (i) increase the number of shares that may be issued under the Plan; (ii) permit granting of Options at less than the market price of Company Stock; (iii) permit the repricing of outstanding Options; (iv) amend the maximum shares set forth that may be granted as Options, Stock Appreciation Rights, Warrants, Restricted Stock or Restricted Stock Units or Stock Bonus to any Participant; (v) extend the term of the Plan; (vi) change the class of persons eligible to participate in the Plan; or (vii) otherwise implement any amendment required to be approved by shareholders under the rules of any applicable stock exchange or NASDAQ Marketplace Rules.

(b) Correction of Defects, Omissions and Inconsistencies.

The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

22.	No Obligation to Exercise

The grant to a Participant of an Option, Warrant, SAR, Performance Award or other equity-based Awards shall impose no obligation upon such Participant to exercise such Award.

23.	Transfers Upon Death

No transfer by will or the laws of descent and distribution of any Stock Award, or the right to exercise any Stock Award, shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Stock Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Stock Award.

24.	Expenses and Receipts

The expenses related to administering the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Stock Award will be used for general corporate purposes.

25.	Limitations Imposed By Section 162(m)

Notwithstanding any other provision hereunder, prior to a Change in Control, if and to the extent that the Committee determines the Company’s federal tax deduction in respect of a Stock Award may be limited as a result of Section 162(m) of the Code, the Committee may take the following actions:

(a) With respect to Options, SARs, Warrants or Restricted Stock Units, the Committee may delay the payment in respect to such Options, SARs, Warrants or Restricted Stock Units until a date that is within 30 days after the earlier to occur of (i) the date that compensation paid to the Participant no longer is subject to the deduction limitation under Section 162(m) of the Code and (ii) the occurrence of a Change in Control. In the event that a Participant exercises an Option, Warrants or SAR at a time when the Participant is a “covered employee,” and the Committee determines to delay the payment in respect of such any Stock Award, the Committee shall credit cash or, in the case of an amount payable in Company Stock, the Fair Market Value of the Company Stock, payable to the Participant to a book-entry account established in the Participant’s name in the financial records of the Company. The Participant shall have no rights in respect of such account and the amount credited thereto shall not be transferable by the Participant other than by will or laws of descent and distribution. The Committee may credit additional amounts to such account as it may determine in its sole discretion. Any account created hereunder shall represent only an unfunded unsecured promise by the Company to pay the amount credited thereto to the Participant in the future.

(b) With respect to Restricted Stock or Restricted Stock Units and Stock Bonuses, the Committee may require the Participant to surrender to the Committee any certificates with respect to Restricted Stock and Stock Bonuses in order to cancel the Awards of such Restricted Stock or Restricted Stock Units and Stock Bonuses (and any related Cash Bonuses). In exchange for such cancellation, the Committee shall credit to a book-entry account established in the Participant’s name in the financial records of the Company a cash amount equal to the Fair Market Value of the shares of Company Stock subject to such awards. The amount credited to such account shall be paid to the Participant within 30 days after the earlier to occur of (i) the date that compensation paid to the Participant no longer is subject to the deduction limitation under Section 162(m) of the Code and (ii) the occurrence of a Change in Control. The Participant shall have no rights in respect of such account and the amount credited thereto shall not be transferable by the Participant other than by will or laws of descent and distribution. The Committee may credit additional amounts to such account as it may determine in its sole discretion. Any account created hereunder shall represent only an unfunded unsecured promise by the Company to pay the amount credited thereto to the Participant in the future.

26.	Compliance with Section 409A of the Code

Notwithstanding anything herein to the contrary, any Award that is deferred compensation within the meaning of Code Section 409A shall be automatically modified and limited to the extent that the Committee determines necessary to avoid the imposition of the additional tax under Code Section 409A(9)(1)(B) on a Participant holding such Award.

27.	Failure to Comply

In addition to the remedies of the Company elsewhere provided for herein, a failure by a Participant (or beneficiary or permitted transferee) to comply with any of the terms and conditions of the Plan or Agreement, unless such failure is remedied by such Participant (or a beneficiary or permitted transferee) within ten (10) days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Award, in whole or in part, as the Committee, in its absolute discretion, may determine. No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company.

28.	Effective Date of Plan

This Plan was adopted by the Board of Directors on January 11, 2007, subject to approval by the shareholders of the Company, such approval to occur no later than September 30, 2007. The Plan shall be effective upon such approval (the “Effective Date”).

29.	Term of the Plan

The Plan and the right to grant Awards under the Plan will terminate on the tenth (10th) anniversary of the effective date unless terminated earlier.

30.	Severability of Provisions

If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

31. Applicable Law

Except to the extent preempted by any applicable law, the Plan will be construed and administered in accordance with the laws of the State of Colorado, without reference to the principles of conflicts of law.

32. No Trust or Fund Created

Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.